UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

1ST NET TECHNOLOGIES, INC.

(Name of Registrant as specified in its charter)

1869 W. Littleton Boulevard Littleton, Colorado 80120

Colorado

(State of incorporation)

33-0756798

(IRS Employer Identification #)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ]		Filed by the Registrant
[	]	Filed by a Party other than the Registrant

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]		Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Rule 14a-12

[	]	No fee required
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies: Common Aggregate amount: 36,050,000 Proposed price per unit: $0.1575 Proposed maximum aggregate value: $5,677,875 Total fee paid: $668.29

[ X ]		Fee previously paid with preliminary materials.
[	]	Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid: Form, Schedule or Registration Statement No.: Filing Party: Date Filed:

1ST NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120
___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June XX, 2005

___________________________

TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of 1st Net Technologies, Inc. will be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on June XX, 2005 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

Explanatory note: This notice replaces the notice previously sent to you on or about January 21, 2005. This is necessary to provide revised proxy materials to you in a timely manner prior to the Meeting.

The Meeting is for the purpose of considering and acting upon:

1.	Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5).
2.	The election of five (5) directors to our Board of Directors, to serve until resignation or removal from office, or until respective successor(s) are elected and qualified;
3.	Approval of the reorganization of VOS Systems, Inc., a California corporation, with 1st Net Technologies, Inc., a public Colorado corporation; Approval of Proposal #5, #6 and #7 are required to complete the reorganization

4.	Amending the Articles of Incorporation changing the company name to VOS Systems, Inc. or similar subject to availability and approval of the Colorado secretary of state.
5.	Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000)
6.	Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS systems, Inc.
7.	Approval of the distribution of a company asset to the company Chairman and President, Mr. Jim Watson.
8.	Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on May XX, 2005 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors
James H. Watson, Jr.
President and Chief Executive Officer
Littleton, Colorado
May XX, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June XX, 2005

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of 1st Net Technologies, Inc. (the "Company) for use at the Annual Meeting of Shareholders of the Company, to be held at:

     1st NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120 on June XX, 2005, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us",”our”, "we" or "the Company" refer to 1st Net Technologies, Inc. and its predecessor.

Explanatory note: These revised proxy materials replace in the entirety the proxy materials previously sent to you on or about January 21, 2005. Please discard all prior materials and reference these revised materials only.

Shareholders of record at the close of business on May XX, 2005 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about May XX, 2005.

Shareholder of Record: Shares Registered in Your Name

If on May XX, 2005 your shares were registered in your name with 1st Net Technologies, Inc.’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May XX, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 6,395,357 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” each nominee for director or abstain from voting for any nominee. For each of the other matters, shareholders may vote “For” or “Against” or abstain from voting.

Proposal One – Increasing the Board of Directors

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Two – Election of Directors

Each nominee must be approved by receiving the highest number of affirmative votes of shares present and entitled to vote at the meeting.

Proposal Three – Approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

Approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc., including the required share issuances, requires an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting. Approval of Proposals #5, #6 and #7 are required to complete the reorganization.

Proposal Four – Name Change to VOS Systems, Inc.

Amending the Articles of Incorporation changing the company name to VOS Systems, Inc or similar subject to availability and approval of the Colorado secretary of state must be approved by an affirmative vote of a majority of the outstanding and issued entitled to vote at the meeting.

Proposal Five – Increasing the Common Shares

Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000) must be approved by an affirmative vote of a majority of the outstanding and issued entitled to vote at the meeting.

Proposal Six – Approval of Share Exchange Issuances

Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Seven – Approval of distribution of an asset

Approval of the distribution of an asset to the company Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Eight – Approval to change the fiscal year to end on September 30.

Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will not be counted towards the vote total for any proposal except Proposal Two, which will have the same effect as an “Against” vote.

Voting Results

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s next periodic report on Form 10KSB or 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter:

(1) “FOR” Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5);
(2) “FOR” the election of each of the five (5) persons named in this Proxy Statement as Management's nominees for election to our Board of Directors;
(3) "FOR" approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc.;
(4) “FOR” Amending the Articles of Incorporation changing the name of the company to VOS Systems, Inc. or similar;
(5) “FOR” Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million
(90,000,000);
(6) "FOR" Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with
VOS systems, Inc.
(7) "FOR" Approval of the distribution of a company asset to the company Chairman and President, Mr. Jim Watson.
(8) "FOR" Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year.

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2004 has been provided concurrently with the mailing of these proxy materials. That report and other periodic reports are available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report or other periodic report may obtain a copy by writing to us. The Annual Report is to be treated as part of the proxy solicitation material as incorporated by reference in the manner and to the extent specifically permitted pursuant to Section 14(a) of the Securities and Exchange Act of 1934. These materials are identified on the last page of this proxy statement.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than December 31, 2005.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

PROPOSAL ONE

AMENDING THE BYLAWS AND OR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

BOARD POSITIONS TO FIVE (5)

Management requests shareholder approval of Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5). This action is sought for the purpose of expanding the board to a size more suitable for a public entity and to comply with the terms of the reorganization with VOS Systems, Inc. as discussed in proposal three. In the event this proposal is not approved the three individuals receiving the most votes “FOR” their election will be elected to the board. In the event that more than three nominees tie for the most votes the positions will be filled by a chance method to be determined by the current board.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the increase of the number of board positions two five, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the increase. Our Management recommends that shareholders vote “FOR” the increase in the number of board positions to five.

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

     PROPOSAL TWO ELECTION OF DIRECTORS

1st Net Technologies, Inc.’s Board of Directors currently consists of three directors of which one place is vacant. There are five nominees for director this year and the nominees serve as directors of VOS Systems, Inc. which is the company that approval of reorganization is sought in Proposal Three Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal.

The nominees for the Board of Directors are as follows:

Allan J. Ligi, age 45, President, Chief Executive Officer and a Director of VOS Systems, Inc.

Allan J. Ligi, co-founder of VOS Systems, in charge of marketing, management, and finance. Mr. Ligi has significant technology-related management experience having previously managed at Rockwell’s Rocketdyne Plant in Canoga Park, California. He was directly involved in the SSME (Space Shuttle Main Engine) manufacturing sector. Mr. Ligi holds a Bachelor of Science Degree in Business Administration with advanced studies in marketing and engineering. He is a graduate of numerous business training programs in management, sales, and marketing.

Mr. Ligi has been involved in the daily operations of all aspects of VOS Systems, Inc. and responsible for strategic development, with major emphasis on directing the marketing, management, and financial efforts. These include coordinating efforts with sales and marketing teams in developing product image, facilitating placement and distribution, working with the accounting group in financial forecasting, raising capital, tracking use of company funds, and establishing and maintaining management controls on operations with regards to productivity and profitability.

Richard B. Matulich, age 45, Chief Operations Officer and a Director of VOS Systems, Inc.

Richard B. Matulich, co-founder of VOS Systems, in charge of product research and development, manufacturing, and quality control. Mr. Matulich has successfully developed, operated, and sold for profit various businesses since 1980. As Regional Manager with W.R. Grace Corporation, Mr. Matulich managed over 120 employees and was responsible for production, purchasing, sales, budgeting, and profitability. Mr. Matulich has strong financial and statistical experience ensuring accurate forecasting and utilization analysis, including thorough knowledge of spreadsheets and business modeling. Most recently, Mr. Matulich was an independent computer consultant specializing in network design and administration. He has proficient experience in system analysis, design, implementation, and problem solving and is familiar with a wide variety of computer hardware, operating systems, and languages (e.g., IBM mainframe JCL, DOS, OS/2, Windows 95, C, C++, assembler, HTML, dBase III Novell, and Windows NT). Moreover, Mr. Matulich has experience with communications systems design, programming, and support for asynchronous, binary synchronous, TCP/IP, Ethernet and token-ring LAN, and various nonstandard protocols. In addition to these skills, he has worked in Internet and World-Wide Web (WWW) design and implementation, including Common Gateway Interface (CGI) scripts.

     PROPOSAL TWO ELECTION OF DIRECTORS

(continuation)

Mr. Matulich has attended the University of California Davis where he was a graduate of several businesses, management, and manufacturing programs. He brings with him experience in offshore manufacturing and extensive computer hardware and software knowledge as well as a diverse component electronics background. Interfacing with development engineers, Mr. Matulich brings product conceptualization to actual product development. He continues has been instrumental in advancing and expanding the VOS product lines.

Mr. Matulich has overseen all aspects of the day-to-day operations of VOS Systems, Inc., with responsibility for all operational activities for product management and development including designs, engineering, implementation, and deployment. Also, coordinating overseas manufacturing, quality control systems, and delivery schedules as well as maintaining operational policies and inventory strategy. Specific responsibilities included staffing, project budget management, scheduling, status reporting, and risk management. Responsibilities in product development included strategy for product development (methodology and architectures), preliminary designs, alternative evaluations, detailed design, technology assessments, and the functional specifications of the products.

Dennis LaVorgna, age 54, Chief Financial Officer and a Director of VOS Systems, Inc.

Dennis LaVorgna, CPA, is the Company’s CFO and has been since the company’s inception. Mr. LaVorgna has been instrumental in setting up the financial operations of the Company and continues to be an integral part of the evolution of the company’s financial structure. Mr. LaVorgna graduated from Cleveland State University in 1974. After college he was employed by the international headquarters of Earnst & Earnst, CPA’s where he gained experience as an auditor with both publicly traded and start up companies. He moved to San Diego in 1984 where he was employed by Jassoy, Graff & Douglas, CPA’s where his experience was utilized to create the firm’s business evaluation and litigation support department until 1989. He then took a position as the CFO of Pathology Medical Labs from 1990 until 1995. Presently Mr. LaVorgna is the President of LaVorgna and Associates, a full service accounting firm in San Diego.

Donald A. Nunn, age 57, Corporate Secretary, Legal Counsel and a Director of VOS Systems, Inc.

Donald A. Nunn, co-founder has been involved since the inception of VOS Systems, Inc. and served as legal counsel and a Board Member. Mr. Nunn graduated from the University of California Santa Barbara in 1969. He received his law degree from the University of San Diego in 1972. Mr. Nunn has served as pro-tem judge with the San Diego Superior Court judicial system from 1977-1982. He was president of the Poway Chamber of Commerce in 1987-1988.

Mr. Nunn has been responsible for the management and direction of all legal matters for VOS Systems Inc. Responsibilities including legal drafts, negotiations, and distribution of legal materials, development and maintenance of transactions involving all aspects of VOS Systems technology development, operations and services, management of intellectual property protection and prosecution of patents, trademarks, copyrights and trade secrets. Advisement and resolution of other general counsel type issues as needed

Arnold C. Ligi, age 72, service as a Director of VOS Systems, Inc.

Arnold C. Ligi has been a Director of VOS Systems, Inc. since its incorporation in November 1999. Mr. Ligi has served as an advisor and financial supporter to the Company since its inception in 1995. Mr. Ligi is a successful business entrepreneur, who has owned several businesses in the building and construction industry. He has over 40 years experience in the building trades having run several large general contracting companies from 1966-1990. In 1990 Mr. Ligi entered into the trade educational system by providing his expertise in Governmental Supported Programs for Youth Groups (JOB CORE). He held his tenure at the Job Core Program until 1996.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of such certain Director to office. Our Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by receiving the highest number of affirmative votes of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” the election of the nominees.

PROPOSAL THREE

APPROVAL OF THE REORGANIZATION OF VOS SYSTEMS, INC. AND 1ST TECHNOLOGIES, INC.

Management requests shareholder approval of the reorganization by and between 1st Net Technologies, Inc., a public Colorado corporation, and VOS Systems, Inc., a private California corporation. Upon completion of the reorganization agreement, 1st Net Technologies, Inc. will acquire 100% ownership of VOS Systems, Inc. The shareholders of VOS Systems, Inc. will be required to exchange each of their common shared for three common shares of 1st Net Technologies, Inc.

Information about 1st Net Technologies, Inc.

1st Net Technologies, Inc. had, prior to August 2001, primarily been in the Internet commerce and services business since its inception in 1997. The company’s principal business operations had been in the State of California. In August 2001, 1st Net Technologies Board of Directors decided to suspend its California operations and, subsequently, moved the company’s headquarters to Colorado, its original state of incorporation. With the closing of its California operations, 1st Net Technologies maintained no business operations, other then to manage its remaining assets and liabilities. Since August 2001, 1st Net Technologies, Inc. has been a “shell” company in search of a reorganization candidate.

See the information incorporated by reference from the latest Annual Report on Form 10-KSB as identified on the last page of these proxy materials

Information about VOS Systems, Inc.

VOS Systems, Inc.(VOS), commenced doing business as VOS Systems on November 1, 1995 On March 6, 1996, VOS filed with the California Secretary of State Limited Liability Company Articles of Organization. In November 1999, VOS merged into VOS Systems Inc., a California C-Corporation The principal place of business is located at 13000 Danielson Street, Suite J, in Poway, California. This location is approximately 4800 sq. ft. of which 2000 sq. ft. is warehousing space and the remainder is equally divided into administrative offices and software/hardware development labs. The telephone number for VOS is (858) 679-8027 and the Internet address is www.vossystems.com.

VOS is an acronym for Voice Operated Switching. VOS Systems, Inc. is a technology company involved in the design, development, manufacturing, and marketing of consumer electronic products, platforms and services designed to give people voice command over their living environments.

The core business of VOS Systems Inc. is based on its patented application of embedded processor speech recognition as it applies to use in a variety of products. VOS develops these embedded processor speech recognition applications for use in their own products for other manufacturers to enhance the features of their products. The Company’s first approved patent #6,188,986 B1 "Voice Activated Switch Method and Apparatus" covers the use of embedded processor speech recognition in a device that produces control signals in response to voice commands. The device acts as a control interface between utility power and connected electrical devices by connecting, controlling or disconnecting power to the electrical devices based on voice commands. The second Patent is a continuation on the first, with the Patent Number US 6324514B2. This second patent serves to enhance and broaden the claims of the first Patent.

In addition to the Patents, VOS own several trade names and one trademark. The registered trade names include VOS Systems™, Your Voice Turns Me On™, Light Genie™ and Intelavoice™. Our registered trademark is the VOS MAN.

VOS made their first major marketing attempts in 2003 when they introduced the IntelaVoice™ Voice Operated Christmas Tree Light Controller on the QVC cable shopping network. Beginning in July with QVC’s “Christmas in July” special, we presented the Christmas Tree Light Controller five times; the product sold out four out of those five appearances.

VOS currently derives revenues from product sales of the IntelaVoice™ Product Line as well as ancillary products brought into the product mix to enhance their presence in the marketplace.VOS also generates revenue from engineering services which focus on integration of the patented voice controlled switching technologies into existing or newly conceived products for other manufacturers.

Market Analysis & Trends

Following decades of unfulfilled promise, speech recognition technology is finally seen as coming of age, moving beyond directory assistance and primitive dictation products. Voice activation hardware is now smaller and less expensive, and is seen as a viable interface technology for lighting, small appliances, telephony and automobile applications.

The consumer electronics market accounted for over $100 billion of sales in the U.S. for 2003 according to the Consumer Electronics Manufacturers Association (C.E.M.A.). Nearly 16 cents of every dollar consumers spent on durable goods was spent on consumer electronics.

The primary markets for voice-activated switches are lighting and small appliance control in the home and office. A report submitted to The Consortium for Energy Efficiency by Opinion Dynamics Corporation indicated that there are approximately 165 million lighting fixtures and 15 to 19 million ceiling fans sold annually in United States. (Source: http://www.cee1.org/resid/re-lt/fixtureassessment.pdf)

Although the consumer electronics industry captured mainstream America decades ago, speech-recognition technology should still be considered in its infancy. The larger companies in this area – IBM, Nuance Communications, and ScanSoft (formerly Speechworks International) – have developed PC-oriented products capable of voice control and have moved these products into the mainstream, with retail sales rivaling or surpassing non-voice-control products of the same variety. These successes have generated huge competition, but have also opened up new markets for companies, such as VOS, able to deliver relevant products at affordable price points for the average consumer.

The emphasis on speech recognition as it relates to non-PC electronics, however, has only just begun to capture the imaginations of companies seeking to find a “fresh” approach to an old concept. Previously cost-prohibitive for the average consumer, more and more companies are realizing that speech-recognition technology will become the electronics “flagship” during the early years of this millennium. For example, cellular telephone manufacturers such as Kyocera, Motorola and Nokia, to name but a few, have added voice dialing capabilities to their handsets, continuing the trend of increasing relevance for voice control technology in consumer markets.

In fact, the number of independent companies in the non-PC arena is increasing proportionately, and the companies that survive will be those with the critical competitive edge.

After years of research and development, VOS has gained valuable expertise in embedded processor applications and with its patented switching technology can dramatically increase its chances for longevity, profitability and success. It is clear that the world of technology is struggling to achieve a better user experience with less frustration. However, what has been developed to date to accomplish this goal is, for the most part, dependent on the hardware and software of a computer. Unfortunately, the average consumer may or may not have access to a computer terminal; thus, software-driven voice-command products and services are incongruous with this consumer’s lifestyle. Moreover, this same consumer does not necessarily need the services of stock quotes or web browsing or airline purchases. He/she simply wants a more convenient, practical way of turning the lights on or adjusting the climate control of their living room.

VOS has addressed the challenges of the average consumer by focusing on non-PC electronic products that are controlled by this consumer without the need for a PC as an intermediary. Recent technological advancements in speech-recognition hardware and imbedded processor technologies have allowed for the emergence and viability of a new market segment for voice-controlled products within the consumer electronics market. VOS see the ability to provide affordable, reliable voice-operated consumer electronic products in the non-PC market as a significant opportunity.

Consumers with special needs, such as the physically challenged and the elderly, make up a particularly attractive market segment. Individuals with limited hand use or mobility issues face a wide variety of functional limitations. Arthritis sufferers are but one subset of potential customers for VOS. The Center for Disease Control (CDC) indicates that “arthritis and chronic joint symptoms affect nearly 70 million Americans, or about one of every three adults, making it one of the most prevalent diseases in the United States. As the population ages, this number will increase dramatically.” (Source: Center for Disease Control, http://www.cdc.gov/nccdphp/arthritis/index.htm) Home and office automation products from VOS can greatly improve the quality of life for people who suffer from these types of disabilities.

According to the 2004 Report published by the National Task Force on Technology and Disability (NTFTD), “worldwide, there are an estimated 500 to 700 million people with disabilities and the market segment of Americans with disabilities is large and diverse. More than 50 million Americans — one in five people — have a disability. Socioeconomic trends such as aging have contributed to the growth of the population with disabilities. This group represents the largest minority subgroup in the U.S. It is estimated that 61 percent of people with disabilities are working-age adults, between 16 and 64 years old. Adults with disabilities — particularly those who work year-round, full-time — represent a sizable block of discretionary income. Indeed, one estimate is that the aggregate income for adults with disabilities is in excess of $1 trillion, of which more than $175 billion is discretionary.” (Source: NTFTD 2004 REPORT “Within Our Reach”, www.wid.org/publications/ Technology%20and%20Disability.doc)

Competition

Although the principal technology for VOS products is speech-recognition based, VOS engineers have also developed multimode products that incorporate various other control interfaces such as touch and infrared, which are commonplace in the industry today. Direct (same technology) competition is very limited for the IntelaVoice™ product line. Although other companies are currently working on various applications of speech-recognition technology and non-speech-based controls, VOS believes a substantial market opportunity for non-PC-driven, voice-operated consumer electronic products remains virtually untapped.

There are numerous companies specializing in speech-recognition software (e.g., IBM, Microsoft, AT&T, and OKI). Several other companies – Lutron, Leviton, and General Electric – specialize in power controllers with various base technologies. These technologies cover a wide range of applications, such as manual switches, motion detectors, infrared, microwave, timers, and sound- (noise-) activated switching (the Clapper). However, combining speech recognition (voice activation) and embedded-processor (non-PC based) technology to accomplish hands-free switching is unique and VOS believes they are the pioneer in this application.

On a much lower level, The Clapper ™ can be viewed as both a competitor and an indicator that the market is ready for IntelaVoice™ voice-operated control products. The Clapper™, as many people know, is an On/Off device that is activated by the sound of clapping hands (as well as a wide range of other commonly occurring sounds, which makes for a high incidence of “false positives”—the tendency of the device to react to unintended audio input). Although it continues to use dated technology, The Clapper™ consistently manages to sell over 1 million units annually and is still seen as an alternative to turning on a light manually. At a price point of $22.95 retail, this product generates an estimated $23 million in revenues while its technology and functionality are far inferior to those of the IntelaVoice™ products. Although technologically primitive in comparison to the VOS products, heavy advertising has created huge market awareness of the Clapper™ as an alternative to standard lighting controls. It is possible this market awareness will ultimately prove very beneficial to the IntelaVoice™ line.

Products

VOS has committed to developing an entire product line of voice activated power controllers. Lighting is the first platform on which VOS has chosen to demonstrate the flexibility and functionality of their patented voice control methodology, featuring such products as the IntelaVoice™ Christmas Tree Controller, Light Switch, Dimmer, Wall Switch/ Dimmer and the Tabletop Universal Lamp Controller. In addition, VOS has developed a Ceiling Fan Voice Controller and the VCO (Voice Controlled Wall Outlet), and is currently developing a Thermostat Voice Controller. VOS has also acquired products from outside sources that expand and enhance their product mix. These include, but are not limited to, an infrared wall switch with touch control, a video entry system and various other consumer products.

Lead Products to Date

Intelavoice™ Voice Operated Christmas Tree Light Controller

Turns your Christmas tree lights on and off just by saying the word "lights". Installation is as simple as plugging the unit into a standard outlet and then plugging the light strand into the IntelaVoice™ switch.

  Convenient—Makes it much easier to turn Christmas tree lights on and off; eliminates the need to crawl under the tree or reach behind furniture to plug-in/unplug.
  Inexpensive—Benefit of modern technology without costing an arm and a leg.
  Brings the family together—Fun and easy to use for young and old, lights are used every time someone is in a room.
  Spirit of the Season—lighting a tree and other lighted ornaments is a reminder of the season.
  Versatile—Can be utilized with other household lights and appliances year-round.
  Customizable—Programmable features allow any family member to personalize the product and the message.

Intelavoice™ Dimmer

The world's first voice automated lamp dimmer. Dims lamps with simple voice commands and features three levels of brightness. Installation is as simple as plugging it into a standard outlet and then plugging the item to be controlled into the IntelaVoice™ switch.

  Modern Luxury—Cutting-edge technology makes living/working spaces stylish and more functional.
  Intelligent—Creates Value by lamps/lights already in the home more valuable by adding functionality.
  Energy Efficient—Dimmer feature uses less electricity than normal wattage.
  Cost Effective—Pays for itself with savings from lower energy usage and extended light bulb life.
  Versatile—Can be utilized with other household lights and appliances (less than 200 watts).
  Customizable—Programmable features allow any user to personalize the product.
  Status—Unique and practical technology that will be in all homes and offices but is new enough that not everyone has it yet.

IntelaVoice™ Voice Operated Light Switch

VOS original product concept, this device is the first in a series of voice operated products with high quality speech recognition. The IntelaVoice™ switch was developed in response to customer demand for reliable and affordable voice automation. Key features include the convenience of lights on demand via hands free remote voice operation and increased safety associated with elimination of the need to search for a light switch in a dark room.

  Constant listening.
  Speaker independent operation, allowing it to work with anyone's voice.
  Preprogrammed vocabulary, no training required.
  High speed speech recognition and command response.

Tabletop Universal Lamp Controller

The latest product from VOS Systems, this stylish tabletop unit features voice activation, infrared remote and touch control. What’s more, the infrared remote control function interfaces with any standard television or stereo remote to make this product the height of convenience. Simply plug the cord from the Tabletop Universal Lamp Controller into a wall socket and then plug the lamp into the back of the Tabletop Universal Lamp Controller for instant, advanced and affordable home automation.

  Utilizes 3 innovative technologies simultaneously to operate and dim your favorite lamp.
  Voice control, touch control and infrared remote controls will operate this unit at any time.
  Works with any infrared remote control TV, Stereo, DVD and VCR. Just push any button to turn it on/off and dim your lamp.
  Convenient touch control operation for easy on/off and multiple levels of brightness with just a gentle touch.
  The newest speech recognition technology for hands free operation.
  Conserves energy and saves money.
  Extends bulb life substantially.

Video Entry System

The Video Entry System (VES) is an easy-to-use video intercom system for security conscious business people and homeowners. It is designed to reduce the anxiety that comes with not knowing who is at the door prior to opening it. The VES provides unmatched security for the home or office. When a visitor presses the outdoor call button, the video camera automatically transmits the image of the visitor to the indoor unit while a pleasant electronic chime signals that a visitor is at the door. The sharp CRT monitor gives a clear view outside the door, day or night. A two-way intercom enables clear, easy audio communications, or inconspicuous listening if desired.

Automatic Video Transmission
Easy Installation
Push-button simplicity
High-quality Video Image Resolution
“Auto Iris” camera exposure automatically adjusts to suit light conditions
Optional electronic door release function

Other Product Opportunities

We expect to also offer a wide array of non-voice command products as we expand our marketing channels and believe we will be able to successfully market and distribute a wide array of products.

Market Overview/ Sales Strategy

VOS is dedicated to advancing, both technologically and creatively, the product selections available using voice-recognition technology. VOS intends to be positioned as the unique supplier of the revolutionary ability to economically control household items by voice. The VOS team is dedicated to produce real-world solutions to simple, everyday needs based on the use of affordable speech recognition. VOS intends to effect changes in the way society approaches the living environment by adding a level of control and empowerment that has been not been available due to the restrictions of technology and overall cost constraints. VOS chose to enter into the lighting controller market first in order to establish a footprint for the technology and the IntelaVoice™ brand. Voice control is a challenging and rapidly evolving area among several varying industries, and the potential for innovation is significant.

VOS has been test marketing its products for the past 5 years. VOS now believes that performance and costing limitations that previously hindered our earlier efforts have been resolved. The ongoing research and development, both at VOS and with its chip provider Sensory Inc., is believed to have paid off. Technicians from both companies gained an enormous amount of expertise in the course of their respective research and development efforts. VOS believes they are now capable of providing an acceptable level of functionality while simultaneously achieving price points the markets will accept. The IntelaVoice™ product line is secure in its core design and is moving forward with additional product offerings. VOS intends to cover all major switching currently used and to create products that utilize the VOS Systems patented hardware circuit. The products in the IntelaVoice™ line currently are the plug in Voice Operated Christmas Tree Light Controller, Light Switch, Dimmer and the Wall Switch Dimmer w/touch control. Over time, VOS intends to introduce products to address all utility power sources with relevant VOS designs.

The primary sales channels to date for the IntelaVoice™ product line are shop-at-home cable television channel QVC, specialty catalogs such as Hammacher-Schlemmer and 7th Avenue, boutiques such as Brookstone and Sharper Image, and the “do it yourself “chains such as Home Depot, Lowes, and TrueValue hardware. Once VOS achieves increased product and brand awareness, consumer electronic specialty stores such as Circuit City and Best Buy, lighting stores such as Lamps Plus, the mass market consumer outlets such as Wal-Mart, Target, and K-Mart Stores and drug store chains such as Rite Aid and Walgreen’s may also become important distribution channels. Age-specific catalogs, such as Maturity Magazine and similar AARP circulations, as well as periodicals targeting the physically challenged may also be used both in product feature articles and product advertising. Products are currently available through True Value, Miles Kimble, Dynamic Living and Smart Home USA.

VOS intends to create and launch direct television (DRTV) marketing campaigns around products that generate strong interest and sell-through in demonstrations on cable shopping channels such as QVC as well as in other television venues. This strategy will allow VOS to market select products directly to consumers with the goal being to capture significantly higher gross margins than are typically available when distributing to retailers. Going forward, VOS intends to develop or acquire additional products that have the potential to generate significant sales via DRTV. The Company expects that existing relationships with various cable shopping channels will allow it economically qualify new products as strong DRTV candidates. In so doing, VOS looks to reduce the financial risk that typically accompanies a new DRTV marketing campaign. The sales potential of a respective product on television will be cost-effectively established prior to VOS making any significant investment of its own. This is the methodology that led to the emerging DRTV strategy for the VoiceLight™ Christmas Tree Light Controller, and one the Company believes can be extended across product categories. Another benefit of this approach to product development and marketing is that additional product diversification may ultimately reduce the overall business risk that VOS must manage.

VOS anticipates that our DRTV campaigns will consist of two phases, a test phase and an expansion phase. In the testing phase, VOS will commission the production of a broadcast quality television commercial, purchase a limited amount of television airtime, establish telemarketing, order fulfillment and customer service functions and air the commercial. VOS will only transition a DRTV campaign to the expansion phase after a successful test. Success in the context of a test will vary with each product or campaign but will generally relate to the generation of unit sales, revenues and other performance metrics that we deem to indicate significant profit potential. Should a test fail to satisfy the metrics we require to transition into the expansion phase, the campaign would be suspended and likely result in a loss to the company.

Significant additional funds will be required in order to transition any of our DRTV campaigns into the expansion phase. VOS intends to seek such funding from entities that specialize in financing DRTV campaigns. There is no assurance that VOS will be able to obtain such funding no matter how well a commercial tests in the initial phase; neither will there be any assurance that an expanded campaign will prove to be profitable for VOS if they are able to obtain funds from a media finance partner.

VOS continues to seek success in both upscale and mass merchandise channels by coordinating retail channel development with DRTV product launches. The objective is to leverage dollars that are already being invested in television media to drive additional business with retailers. Discussions with merchandising managers for specialty stores and mass merchandise channels alike indicate that the best advertising solution as far as retailers are concerned occurs when advertising is combined with product displays. Thus, point of purchase (POP) displays, both for countertop placement and floor placement at strategic locations within stores, will be very important and complementary promotional tools in the retail channel.

VOS will also continue to develop an original equipment manufacturer (OEM) channel as the IntelaVoice™ products gain wider acceptance. VOS believes that the convenience, ease, adaptability, and freedom of voice-controlled electronic products will spur the integration into and acceptance of our technology in everyday activities much as how computers, televisions, video games, built-in dishwashers, and HVAC have become basic comforts for people around the world. The logical extension of mainstreaming voice-activated products in the retail venue is to provide companion industries with these products on a mass scale. Current examples of the VOS’s work in this area include Hunter Fan, for whom VOS developed a voice activated control module for their ceiling fans, and Hearth Industries, makers of Heat-N-Glo™ gas fireplaces. Companies such as Intermatic™, who currently exhibit market dominance in lighting controllers and timers, are a strong fit for VOS products. Such OEMs may consider embedding the technology directly into other categories of small appliances, such as alarm clocks, thermostats, and coffee makers. Potential OEM clients would also include major switch manufacturers such as Leviton and Recton and retail giants such as the Radio Shack stores.

VOS seeks position the Company as the leader in application solutions that utilize embedded processor speech recognition to control various switching functions. VOS patents enable them to sell a packaged solution that can be customized for specific product applications. VOS’s experiences indicate that manufacturers prefer not to engineer in-house the voice component that VOS already has developed and patented. VOS believes this is an advantage for VOS. Not only can VOS supply the switching component to them but VOS can take care of all aspects of integration required to customize the technology for distinct product requirements. VOS’s relationship with the chip provider, Sensory Inc., is such that they consider VOS as an engineering arm for their customers’ product development. VOS performs rapid prototyping in-house and provides technology assistance that allows for custom programs to be placed on the chip for specific command formats. Thus, VOS is able to deliver complete solutions packages on a contract basis to meet specific customer needs. Revenues from these engineering contracts augment VOS’s other marketing activities.

Management’s Discussion and Plan of Operations for VOS

Overview

VOS Systems, Inc. (VOS) is receiving revenues from sales. Revenues received have been from a small number of products and services, and from a small customer base. Because the Company relies on a small portion of its product base and small customer base, any loss of demand for these products or the loss of any customer could cause a serious material adverse effect on the Company’s business, operations, and financial condition. Management realizes and is addressing the need to expand marketing to promote and gain acceptance of a broader range of the Company’s products and services, and to expand the customer base.

Company operations have been directed primarily toward raising capital, developing business strategies, research and development, establishing sources of supply and manufacturing facilities, acquiring operational assets, initial production, and personnel recruiting. The Company has been “test” marketing its products for the last five years. Today, the Company believes that previously determined performance and cost hindrances have been resolved; and, research and development has resulted in expanded technical expertise and improved product development.

The management of VOS Systems, Inc. believes the Company is now capable of providing desired levels of product functionality while achieving price points the market will accept. The Company intends to move forward with an expanded marketing effort to broaden its product, services, and customer base.

VOS Systems, Inc. has maintained operations from revenues, as well as equity and debt financing. From inception to 2004, funds were advanced from a major stockholder to finance operations and VOS continues to rely on these advances to continue operations. There are no agreements, assurances or commitments for any continued provision of advances to fund operations. Efforts to expand marketing, as well as product and service offerings will require a commitment of substantial funds. VOS believes that revenues from sales will likely not be sufficient to maintain operations for the next year at the current level of operation, additional capital will have to be raised through equity or debt financing for the necessary expansion of Company activities.

Financial Condition and Results of Operations

For the fiscal year ending September 30, 2004 the Company experience a net loss of $468,103; operational loss for this period was $462,646; and was comprised of operating costs of $547,789 offset by a gross profit of $85,143. For the prior fiscal year 2003 the Company experienced a net loss of $169,198; operational loss for this period was $101,646; comprised of operating costs of $568,489 offset by a gross profit of $466,843. Notably, approximately 75% of revenues for fiscal year 2003 were received from one customer.

For the twelve month period ended September 30, 2004 the Company experienced a reduction in sales of approximately 50%; or $300,771, as compared to the twelve month period ending September 30, 2003. The costs of revenues for each period were $247,272 and $218,918, respectively. The reduction in sales for these periods, as well as the costs of revenues, may be attributed to a limited customer base.

Significant Liabilities

The Company’s financial condition for the fiscal year ending September 30, 2004 is further shown through current liabilities in the form of loans payable totaling $318,700, and long-term liabilities in the form of a stockholder loan totaling $675,955.

The long-term liability results from a note generated for the amount of $725,000 plus interest at 7.75%, to be paid in monthly installments over a period of ten years. The note was generated effective October 29, 1999 with a major stockholder for the purpose of providing funds to finance the cost of operations. Due to the Company’s financial limitations the stockholder agreed not to accrue interest on the outstanding note effective October 1, 2001.

Liquidity and Capital Resources

During the fiscal year ending September 30, 2004 the Company’s cash position increased by $1,079. Cash used in operating activities was $391,687. Cash flow from financing activities for the period was $392,767.

For the fiscal year ending September 30, 2003 the Company’s cash position decreased by $24,854. A positive cash flow of $53,341 was achieved from operating activities. Cash used in investing activities was $3,095; and, cash used by financing activities was $75,100.

Market for Common Equity and Related Stockholder Matters

VOS Systems, Inc.’s Common shares are not listed on any national securities exchange, the NASDAQ Stock Market, or the

OTC Bulletin Board Exchange. The valuation of the common shares bears no relation to book value, assets, earnings, or any other objective criteria of value; and, has been arbitrarily determined by the management of VOS Systems, Inc.

VOS Systems, Inc. has never paid cash dividends. At present, the company does not anticipate paying any dividends on its common stock in the foreseeable future and intends to devote any earnings to the development of the company’s business.

Holders

As of September 30, 2004, VOS Systems, Inc. had 8,825,254 shares of common stock issued and outstanding and held by approximately 74 shareholders.

Equity Compensation Plan Information

The following table provides information as of September 30, 2004 regarding compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

Number of securities
	Number of securities		available for future
	to be issued	Weighted-average	issuance under equity
	upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	shown in first column)

Equity compensation plans
approved by shareholders(1)
Equity compensation plans	1,332,500	$2.65	0
not approved by shareholders
Total	1,332,500	$2.65	0

Changes In / Disagreements with Accountants on Accounting and Financial Disclosure

The Board of Directors of VOS Systems, Inc. approved the engagement of Armando C. Ibarra, Certified Public Accountants to provide services as independent accounts to the company. VOS Systems, Inc. had no prior auditing accounting firm

The new accounting firm was not consulted prior to engagement on any specific accounting matter either completed or proposed.

VOS Systems, Inc. has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period preceding the date of change any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.

Result of the Transaction with VOS Systems, Inc. if approved

Upon completion of the reorganization agreement by and between 1st Net Technologies, Inc. and VOS Systems, Inc., the strategic direction and business plans of VOS Systems, Inc. will be adopted. Such strategies and plans are expected to include new product development, the enhancement of existing technologies, and the definition of specific applications for such products and technologies, and the expansion of business-to-business (wholesale) applications.

Management is not aware of any required state or federal regulatory requirements that must be complied with or approvals obtained to complete this reorganization with VOS Systems, Inc.

Management has not obtained any appraisals or expert opinions related to this reorganization with VOS systems, Inc. Factors management has considered when evaluating the terms of the reorganization with VOS Systems, Inc. include but are not limited to: The lack of business activities, market activity, business prospects and the potential liabilities of 1st Net Technologies, Inc. Additionally, VOS Systems, Inc. has a qualified and active management team, intellectual property and potential for growth.

1st Net Technologies, Inc., VOS Systems, Inc. and their affiliates have had no prior contractual arrangements, relationships or engaged in other negotiations for the periods represented by the accompanying financial statements.

Terms of the Share Exchange

The Share Exchange in connection with the Agreement and Plan of Reorganization consists exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock. Upon completion of the share exchange with the current shareholders of VOS Systems, Inc. they would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc., resulting in a change in control. 1st Net Technologies, Inc. would own 100% of the outstanding common stock of VOS Systems, Inc. and hold VOS Systems, Inc., a California Corporation as a wholly owned subsidiary.

Change in Control of 1st Net Technologies

As of December 31, 2004, 1st net technologies had 6,395,357 shares of common stock outstanding. These shares are held by 203 shareholders of record with the Company’s transfer agent.

Currently, our CEO James H. Watson is the only beneficial holder of our outstanding stock through his control of 11.23% of 1st Net’s outstanding common stock. The remaining 88% of the outstanding common stock is held in small concentrations by many stockholders.

If the reorganization with VOS Systems, Inc. is approved, up to 36,050,000 additional common shares will be issued to the 74 individual shareholders of VOS. Upon this issuance the current shareholders of VOS Systems, Inc. would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc. The officers and directors of VOS Systems as a group would control over 33% of that outstanding and a single beneficial owner would control an additional 15% of the outstanding stock. This changes the current ownership by concentrating control of nearly half of the outstanding common stock of the company with six individuals.

Current 1st Net Shareholders would hold a minority position and due to the wide distribution of shares among those shareholders would likely not have substantial ability to choose future management of 1st Net Technologies, Inc. with their current holdings.

Refer to tables under the section “Voting Securities, Principal Holders” of these proxy materials for the specific holdings that would occur in these individuals if this reorganization is approved.

Financial Information

Financial Information for VOS Systems, Inc. is included as exhibit 1 to this Proxy Statement.

The following is an index to exhibit 1:

PAGE

Independent Auditor’s Report	E1-1

Balance Sheets as of September 30, 2004 and 2003	E1-2

For the Years Ended September 30, 2004 and 2003:
Statements of Operations	E1-4
Statement of Changes in Stockholder’s Equity (Deficit)	E1-5
Statements of Cash Flow	E1-6
Notes to Financial Statements	E1-7

Pro forma Financial Information is Included as exhibit 2 to this Proxy Statement

The following is an index to exhibit 2:

PAGE

INTRODUCTION	E2-1

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET	E2-2

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS	E2-3

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS	E2-4

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” approval of the reorganization of VOS Systems, Inc. with 1st Net Technologies, Inc., unless shareholders specifically indicate in their Proxies that they desire to vote otherwise or abstain from voting. Approval requires an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

PROPOSAL FOUR

AMENDING THE ARTICLES OF INCORPORATION TO CHANGING THE NAME OF THE COMPANY TO VOS

SYSTEMS, INC. OR SIMILAR.

Management requests shareholder approval of amending the Articles of Incorporation changing the name of the company to VOS Systems, Inc. or similar subject to availability and approval by the Colorado Secretary of State.

This change is recommended to reflect the new business direction of the company upon completion of the reorganization with VOS Systems, Inc. In the event that the reorganization is not approved the name will not be changed.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the amendment changing the company name, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the amendment. Our Management recommends that shareholders vote “FOR” the amendment changing the company name. Amending the Articles of Incorporation changing the company name must be approved by an affirmative vote of a majority of the outstanding and issued shares entitled to vote at the meeting.

PROPOSAL FIVE

AMENDING THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES

AUTHORIZED TO NINETY MILLION (90,000,000).

Management requests shareholder approval of Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000). This increase is necessary to authorize enough shares to complete the reorganization with VOS Systems, Inc.

Our articles of incorporation currently authorize 40,000,000 common shares, $0.001 par value of which 6,395,357 shares are currently outstanding as of September 30, 2004. We require the additional authorized common shares to complete the share exchange discussed in proposal three which could result in a maximum of 36,050,000 new common shares being issued to the shareholders of VOS Systems, Inc. pursuant to the Plan of Reorganization.

The issuance of up to 36,050,000 common shares will substantially dilute the holdings of the current 1st Net shareholders. Only 15% of the resulting 42,445,357 common shares that will be outstanding will be held by the current 1st Net shareholders. Six individuals from VOS Systems, Inc. consisting of management and one beneficial holder will control approximately 46% of the outstanding common stock.

The net tangible book value of the 1st Net as of December 31, 2004, was a deficit of $(145,180) or approximately $(0.022) per share. Net tangible book value per share is equal to total tangible assets of the Company, less total liabilities, divided by the number of Common Shares outstanding. Without taking into account any other changes in net tangible book value after December 31, 2004, other than to give effect to the three for one exchange resulting in 26,475,762 Common Shares which would be issued to VOS shareholder if the reorganization had occurred on December 31, 2004 and the change in total tangible assets resulting from the reorganization., the pro forma net tangible book value of the Company as of December 31, 2004 would have been a deficit of ($271,180 or $(0.006) per share. This represents an immediate increase in pro forma net tangible book value of $0.016 per share to existing shareholders of 1st Net. This change in tangible book value is not primarily related to the performance of VOS but a result of the issuance of a very large number of new shares.

In the event that the reorganization with VOS Systems, Inc. is not approved in proposal three and this proposal five is approved the amendment will be made to provide a corporate structure better positioned to complete a future reorganization or acquisition.

Management has no current plans, proposals or arrangements for the use of the increase in authorized common shares other than the 36,050,000 to be issued in to VOS Systems in the proposed merger transaction.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” amendment increasing the common shares authorized to ninety million (90,000,000), unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the amendment. Our Management recommends that shareholders vote “FOR” the amendment increasing the common shares authorized.

Amending the Articles of Incorporation increasing the common shares authorized must be approved by an affirmative vote of a majority of the outstanding and issued shares entitled to vote at the meeting.

PROPOSAL SIX

APPROVAL OF THE REQUIRED SHARE ISSUANCES TO COMPLETE THE SHARE EXCHANGE PURSUANT

TO THE PLAN OF REORGANIZATION WITH VOS SYSTEMS, INC.

Management requests shareholder approval of the Share Exchange in connection with the Agreement and Plan of Reorganization consisting exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the issuances to complete the share exchange, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the issuances. Our Management recommends that shareholders vote “FOR” the issuances to complete the share exchange. The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

PROPOSAL SEVEN

APPROVAL OF THE DISTRIBUTION OF A COMPANY ASSET TO THE COMPANY CHAIRMAN AND

PRESIDENT MR. JIM WATSON

Management requests shareholder approval of the distribution of an asset of the company to the Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. This action is sought for the purpose of complying with the terms of the reorganization with VOS Systems, Inc. as discussed in proposal three.

Pursuant to the Plan of Reorganization the parties have agreed as follows:

VOSS, FNTT and Mr. James H. Watson, Jr. agree that Mr. Watson shall personally assume responsibility for any FNTT debt that is currently outstanding as of the date of this Agreement, up to a maximum of $100,000 US dollars. Further, it is hereby agreed that Mr. Watson shall forgive any and all existing loans, other debts, or outstanding compensation due him from FNTT at this date. In consideration thereof, FNTT and VOSS do hereby agree to assign to Mr. Watson certain assets currently owned by FNTT, including the outstanding Promissory Note and Asset Purchase Agreement from LDI Group, LLC, a California limited liability corporation, and any other assets expressly listed and accepted by the parties as Schedule 7.22 to this Agreement.

The only asset identified by Mr. Watson is an agreement with Marketbyte, LLC and SSP Management Corp, a wholly owned subsidiary of 1ST Net Technologies, Inc. which was originally entered into on 2/23/2000, amended on 10/25/2000 and again on 12/03/2001. This is the agreement referenced as with LDI Group, LLC.

As disclosed in the notes to the financial statements included in the company’s Form 10KSB for the period ended December 31, 2004:

Note 4: Installment sale of Internet newsletter

On February 23, 2000, SSP sold an Internet newsletter published by the Company along with certain related assets to Marketbyte, L.L.C. (“Marketbyte”) for a $200,000 promissory note and $400,000 in other future consideration. Other future consideration consisted of 10% of any future consideration received by Marketbyte in connection with the newsletter through June 2, 2002. Marketbyte has repaid the $200,000 promissory note and has paid $110,891 in other consideration through December 31, 2004. Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received

Note 2: Related party transactions

In prior years, the Company has borrowed funds from an affiliate for working capital. At December 31, 2002, the Company was indebted to the affiliate in the amount of $45,078. The Company borrowed $-0- and $27,882 from the affiliate and made payments of $16,342 and $48,636 during the years ended December 31, 2004 and 2003, respectively. Borrowings from the affiliate are non-interest bearing unless so stated at the time funds are advanced. The Company owed the affiliate $8,000 at December 31, 2004.

Factors management has considered when evaluating the terms of this asset distribution to Mr. Watson include but are not limited to: The uncertainty related to the collection of the "other consideration" of $317,655 outstanding. Mr. Watson’s forgiveness of the remaining $8,000 debt owed and the agreement to personally assume responsibility for 1st Net Technologies, Inc. debt that is currently outstanding up to a maximum of $100,000 US dollars. Finally, the forgiveness of any accrued compensation claims for the continued services provided to maintain the company.

The distribution of this asset is contemplated in connection with the reorganization with VOS Systems, Inc. VOS Systems expressed concerns as to the outstanding and potential liabilities of 1st Net. Mr. Watson is optimistic that despite the uncertainty related to the continued collection of the outstanding amounts due from this agreement, it will cover the debt assumption and forgiveness of debts owed him by 1st Net. The company will lose the potential to collect any additional amounts past due from this agreement, which are significant.

In the event this proposal is not approved the parties may amend or terminate the reorganization agreement in accordance with its terms.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the distribution of the asset, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the distribution. Our Management recommends that shareholders vote “FOR” the distribution of an asset to the company Chairman and president Mr. Jim Watson.

Approval of the distribution of an asset to the company Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

PROPOSAL EIGHT

APPROVAL TO CHANGE THE FISCAL YEAR OF 1ST NET TECHNOLOGIES, INC. TO END ON SEPTEMBER 30 OF

EACH YEAR

Management requests shareholder approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year. This action is sought for the purpose of matching the current fiscal year of VOS Systems Inc. to simplify future reporting by matching the parent and subsidiary fiscal years. The change is also expected to shift the timing of annual audits to a time period where less demands are on auditing accountants from the majority of issuers with December 31 fiscal years. In the event this proposal is not approved the fiscal year would remain the same and the reorganization would not be impaired in any manner other that increased accounting costs to reconcile the differing fiscal years of the two entities.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the change of fiscal year to September 30th, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the change of fiscal year. Our Management recommends that shareholders vote “FOR” the change of fiscal year to September 30th The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Annual Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on May XX, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of December 31, 2004, we had 6,395,357 shares of common stock outstanding.

The following sets forth the number of our $0.001 par value common stock beneficially owned by (i) each person who, as of December 31, 2004, was known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors including nominees, and (iii) our Officers and Directors of the Registrant as a group.

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Entrepreneur Investments, LLC (1)	118,500 shares	1.85%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
JW Holdings Corp. (1)	600,000 shares	9.38%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
James H. Watson, Jr(1)	0 shares	0.00%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
Allan Ligi (2)	2,000 shares	0.03%
1300 Danielson ST. Suite J
Poway, California 92064
Richard Matulich (2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Donald Nunn(2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Dennis La Vorgna(2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Arnold C. Ligi(2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
5% or more Beneficial Ownership	718,500 shares	11.23%
Officers and Directors as a Group (1)	718,500 shares	11.23%

(1) James H. Watson, Jr., the current President and CEO of 1st Net Technologies, Inc. is the managing member of Entrepreneur Investments, LLC, and also the President and sole shareholder of JW Holdings Corp. Mr. Watson is the beneficial holder of the shares held by those entities.

(2) Nominee for Director.

Total number of shares of common stock issued and outstanding at record-date is 6,395,357; these shares are held by 203 shareholders of record with the Company’s transfer agent.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

The following sets forth the number of our $0.001 par value common stock that would be beneficially owned by (i) each person who would be known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors including nominees, and (iii) our Officers and Directors of the Registrant as a group., in the event the merger with VOS

Systems, Inc. is approved and all VOS shareholders exchange their shares at the three for one ratio. Upon completion of this share exchange 1st Net Technologies, Inc. will have approximately 42,445,357 common shares outstanding and the beneficial holdings are expected to be as reflected in the following table:

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Entrepreneur Investments, LLC (1)	118,500 shares	0.27%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
JW Holdings Cor. (1)	600,000 shares	1.41%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
James H. Watson, Jr(1)	0 shares	0.00%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
Allan Ligi (2)	5,549,600 shares	13.07%
1300 Danielson ST. Suite J
Poway, California 92064
Richard Matulich (2)	5,547,600 shares	13.06%
1300 Danielson ST. Suite J
Poway, California 92064
Donald Nunn(2)	1,125,000 shares	2.65%
1300 Danielson ST. Suite J
Poway, California 92064
Dennis La Vorgna(2)	675,000 shares	1.59%
1300 Danielson ST. Suite J
Poway, California 92064
Arnold C. Ligi(2)	720,000 shares	1.69%
1300 Danielson ST. Suite J
Poway, California 92064
Moon Lew(3)	6,300,000 shares	14.84%
2122 Mason St.
San Francisco, CA 94133
5% or more Beneficial Ownership (3)	6,300,000 shares	14.84%
Officers and Directors as a Group	14,335,700 shares	33.77%

(1) James H. Watson, Jr., the current President and CEO of 1st Net Technologies, Inc. is the managing member of Entrepreneur Investments, LLC, and also the President and sole shareholder of JW Holdings Corp. Mr. Watson is the beneficial holder of the shares held by those entities.

(2) Nominee for Director. These individuals each hold 50,000 options in VOS Systems, Inc. with an exercise price of $0.65. These options expire in March of 2010. Exercise of all these options would increase management ownership by about 1%

(3) 5% Beneficial Holder not nominated for Director or to be appointed as an Officer. This individual holds 1,000,000 options in VOS Systems, Inc. with an exercise price of $3.00 per share. These options expire in June of 2005. Exercise of all these options would increase this individual’s ownership by approximately 7%

The Share Exchange in connection with the Agreement and Plan of Reorganization consists exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock. Upon completion of the share exchange with the current shareholders of VOS Systems, Inc. they would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc., resulting in a change in control. 1st Net Technologies, Inc. would own 100% of the outstanding common stock of VOS Systems, Inc. and hold VOS Systems, Inc., a California Corporation as a wholly owned subsidiary.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of 1st Net Technologies, Inc.

NAME	POSITION	TENURE

James H. Watson, Jr.	President and Chairman	(1)
1869 W. Littleton Boulevard	CEO, CFO, and Director
Littleton, Colorado 80120
Daniel Nye	Director	since 1/24/2002
1869 W. Littleton Boulevard
Littleton, Colorado 80120

(1) James H. Watson, Jr. has served as President since December 2000, as Chief Executive Officer and Chairman of the Board of Directors since June 30, 1999, and has been a member of the Board of Directors since 1997.

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of 1st Net Technologies, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2003, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE
			Annual Compensation			Award(s)	Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($CAD)	($)	(#)	($)	($)

James H. Watson, Jr.	2004	0	0	0	0	0	0	0
President and CEO	2003	0	0	0	0	0	0	0

As of December 31, 2004, 1st Net Technologies, Inc. had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

1st Net Technologies, Inc. does not pay members of the Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

Compensation of Directors

There was no compensation paid to any directors of 1st Net Technologies, Inc. as director’s fees.

Employment, Management and Consulting Agreements

No employment, managing or consulting agreements currently exist with any officer or employee.

MATERIALS INCORPORATED BY REFERENCE

Annual Report for 1st Net Technologies, Inc. on Form 10-KSB for the fiscal year ending December 31, 2004; provided concurrently with these proxy materials.

Sections include: Item 1 “Description of Business”, Item 2 “Description of Property”, Item 3 “Legal Proceedings”, Item 5 “Market for Common Equity, Related Shareholder Matters and Small Business Issuer Purchases of Equity Securities”, Item 6 “Management Discussion and Analysis or Plan of Operation”, Item 7 “Financial Statements”, Item 8 “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”

1st Net Technologies, Inc.

1869 W. Littleton Boulevard Littleton, Colorado 80120

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

1ST NET TECHNOLOGIES, INC.

     THE UNDERSIGNED hereby appoints and constitutes James H. Watson, Jr. as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on June XX, 2005 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 through 8 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

1.	Increasing the Board of Directors to five (5) positions.
		FOR	AGAINST	ABSTAIN

2.	Approval of the following individuals to serve on the Board of Directors:
	Allan J. Ligi	FOR		ABSTAIN

	Richard B. Matulich	FOR		ABSTAIN

	Dennis LaVorgna	FOR		ABSTAIN

	Donald A. Nunn	FOR		ABSTAIN

	Arnold C. Ligi	FOR		ABSTAIN

3.	Approval of the reorganization of VOS Systems, Inc., a California corporation, with
1st Net Technologies, Inc., a public Colorado corporation; Approval of Proposal #5,
#6 and #7 are required to complete the reorganization
		FOR	AGAINST	ABSTAIN

4.	Amending the	Articles of	Incorporation changing the	company name to VOS
Systems, Inc. or similar subject to availability and approval of the Colorado secretary of state.
		FOR	AGAINST	ABSTAIN

5.	Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000).
		FOR	AGAINST	ABSTAIN

6.	Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS systems, Inc.
		FOR	AGAINST	ABSTAIN

7.	Approval of the	distribution of a	company asset to the	company Chairman and
President, Mr. Jim Watson.
		FOR	AGAINST	ABSTAIN

8.	Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September
30th of each year.
		FOR	AGAINST	ABSTAIN

Dated: _________________________________, 2005

(Printed name of Shareholder)

(Signature of Shareholder)

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE

PROPOSITION.

EXHIBIT 1

VOS SYSTEMS INC. FINANCIAL STATEMENTS

Index to Financial Statements

PAGE

Independent Auditor’s Report	E1-1

Balance Sheets as of September 30, 2004 and 2003	E1-2

For the Years Ended September 30, 2004 and 2003:
Statements of Operations	E1-4
Statement of Changes in Stockholder’s Equity (Deficit)	E1-5
Statements of Cash Flow	E1-6

Notes to Financial Statements	E1-7

ARMANDO C. IBARRA

Certified Public Accountants

A Professional Corporation

Armando C. Ibarra, C.P.A.
Armando Ibarra, Jr., C.P.A., JD

Members of the California Society of Certified Public Accountants

Members of the American Institute of Certified Public Accountants
Members of the Better Business Bureau since 1997
To the Board of Directors
VOS Systems, Inc.
1300 Danielson Street, Suite J
Poway, CA 92064

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of VOS Systems, Inc. as of September 30, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VOS Systems, Inc. as of September 30, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been presented on the basis that the company will continue as a going concern. As discussed in Note 2h to the financial statements, conditions exist that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2h. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Armando C. Ibarra

Armando C. Ibarra, C.P.A. - APC

November 23, 2004
Chula Vista, California

E1-1

VOS SYSTEMS, INC.

Balance Sheets

	ASSETS

		As of	As of
		September 30,	September 30,
		2004	2003
CURRENT ASSETS
Cash		$11,107	$10,028
Accounts receivable		139,575	149,436
Inventory		128,405	281,521
Employee advances		500	-
Assets held for sale		351	-

Total Current Assets		279,938	440,985
NET PROPERTY & EQUIPMENT		57,951	84,400
OTHER ASSETS
Net intangible assets		195,413	220,025
Security deposits		13,377	13,377

Total Other Assets		208,790	233,402

TOTAL ASSETS		$546,679	$758,787

See Notes to Financial Statements

E1-2

VOS SYSTEMS, INC.

Balance Sheets

	LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

	As of	As of
	September 30,	September 30,
	2004	2003
CURRENT LIABILITIES
Accounts payable	$111,104	$250,780
Loans payable	318,700	187,100
Sales tax payable	168	746
Credit card payable	5,062	567
Accrued expenses payable	200	1,303

Total Current Liabilities	435,234	440,496
LONG-TERM LIABILITIES
Stockholder loan	675,955	559,788

Total Long-Term Liabilities	675,955	559,788

TOTAL LIABILITIES	1,111,189	1,000,284

STOCKHOLDER’S EQUITY (DEFICIT)
Common stock ($0.001 par value, 50,000,000 shares authorized:
8,825,254 and 8,341,921 shares issued and outstanding as of
September 30, 2004 and 2003, respectively.)	8,826	8,343
Additional paid-in capital	4,157,098	4,012,581
Retained earnings (deficit)	(4,730,434)	(4,262,421)

Total Other Assets	(564,510)	(241,497)

TOTAL ASSETS	$546,679	$758,787

See Notes to Financial Statements

E1-3

VOS SYSTEMS, INC.

Statements of Operations

	Year Ended	Year Ended
	September 30,	September 30,
	2004	2003
REVENUES
Sales	$338,898	$688,669
Discounts	(6,483)	(2,908)

Total Revenues	332,415	685,761
Costs of revenues	247,272	218,918

GROSS PROFIT	85,143	466,843

OPERATING COSTS
Depreciation and amortization expense	51,062	63,715
Bad debt	10,684	-
Administrative expense	486,043	504,774

Total Operating Costs	547,789	568,489

OPERATING INCOME (LOSS)	(462,646)	(101,646)
OTHER INCOME & (EXPENSES)
Interest income	-	187
Interest expense	(5,367)	(67,739)

Total Other Income & (Expenses)	(5,367)	(67,552)

NET INCOME (LOSS)	$(468,013)	$(169,198)

BASIC EARNING (LOSS) PER SHARE	$(0.06)	$(0.02)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	8,351,165	8,341,921

See Notes to Financial Statements

E1-4

VOS SYSTEMS, INC.

Statement of Changes in Stockholder’s Equity (Deficit)

From September 30, 2001 through September 30, 2004

	Common	Common	Paid-In	Retained
	Shares	Stock	Capital	Earnings	Total

Balance, September 30, 2001	7,663,750	7,664	2,822,971	(2,655,098)	175,537
Common stock issued for relief of
debt on September 30, 2002	342,500	343	1,189,946		1,190,289
Common stock issued for compensation
@ $0.001 per share	335,671	336	(336)		-
Net loss for year ended
September 30, 2002				(1,438,125)	(1,438,125)

Balance, September 30, 2002	8,341,921	8,343	4,012,581	(4,093,223)	(72,299)

Net loss for year ended
September 30, 2003				(169,198)	(169,198)

Balance, September 30, 2003	8,341,921	8,343	4,012,581	(4,262,421)	(241,497)

Common stock issued on September 24,
2004 for cash @ $0.30 per share	483,333	483	144,517		145,000
Net loss for year ended
September 30, 2004				(468,013)	(468,013)

Balance, September 30, 2004	8,825,254	$8,343	$4,012,581	$(4,262,421)	$(241,497)

See Notes to Financial Statements

E1-5

VOS SYSTEMS, INC.

Statements of Cash Flows

	Year Ended	Year Ended
	September 30,	September 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(468,013)	$(169,198)
Depreciation and amortization expense	51,062	63,715
(Increase) decrease in accounts receivable	9,861	74,141
(Increase) decrease in inventory	153,116	(8,122)
(Increase) decrease in employee advances	(500)	-
(Increase) decrease in investments	(351)	-
(Increase) decrease in prepaid taxes	-	800
Increase (decrease) in accounts payable	(139,676)	90,499
Increase (decrease) in sales tax payable	(578)	(312)
Increase (decrease) in credit card payable	4,495	515
Increase (decrease) in accrued expenses	(1,103)	1,303

Net Cash Provided by (Used in) Operating Activities	(391,687)	53,341

CASH FLOWS FROM INVESTING ACTIVITIES

Net sale (purchase) of fixed assets	-	(3,095)

Net Cash Provided by (Used in) Investing Activities	-	(3,095)

CASH FLOWS FROM FINANCING ACTIVITIES

Change in loans payable	131,600	(75,100)
Change in common stock	483	-
Change in additional paid-in capital	144,517	-
Change in stockholder loan	116,167	-

Net Cash Provided by (Used in) Financing Activities	392,767	(75,100)

Net Increase (Decrease) in Cash	1,079	(24,854)

Cash at Beginning of Year	10,028	34,882

Cash at End of Year	$11,107	$10,028

Supplemental Cash Flow Disclosures:
Cash paid during the year for interest	$5,367	$67,739

Cash paid during the year for taxes	$-	$-

See Notes to Financial Statements

E1-6

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

VOS Systems, Inc. (VOS or the Company), was incorporated on November 9, 1999 under the laws of the State of California. Formerly, the Company was established in March 1996 as a Legal Liability Company. VOS is a leading developer of voice recognition technology and is currently involved in product development and patent acquisition.

The Company’s operations have been directed primarily toward raising capital, developing business strategies, research and development, establishing sources of supply and foreign manufacturing facilities, acquiring operating assets, initial production, and recruiting personnel.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Method

The Company's policy is to use the accrual method of accounting to prepare and present financial statements, which conform to generally accepted accounting principles ("GAAP'). The company has elected a September 30, year-end.

b. Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

c. Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowances for doubtful accounts are required. If amounts become uncollectible, they will be charged to operations when that determination is made.

d. Estimates and Adjustments

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In accordance with FASB 16 all adjustments are normal and recurring. See note 2i regarding the Companies revenue recognition policy.

e. Intangible Assets

Intangible assets consist principally of patents and license fees and are carried at cost less accumulated amortization. Costs are amortized on an accelerated basis over a period of 15 years.

f. Inventory

Inventory is stated at the lower of cost (first-in, first-out) or market. Inventory costs include any material, labor and manufacturing overhead incurred by the Company in the production of inventory.

g. Property and Equipment

Property, equipment and leasehold improvements are stated at costs less accumulated depreciation or amortization. Maintenance and repairs, as well as renewals for minor amounts are charged to expenses. Renewals and betterments of substantial amount are capitalized, and any replaced or disposed units are written off.

E1-7

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. Basis of Presentation and Considerations Related to Continued Existence (going concern)

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company’s management intends to raise additional operating funds through operations, and debt or equity offerings. Management has yet to decide what type of offering the Company will use or how much capital the Company will raise. There is no guarantee that the Company will be able to raise any capital through any type of offerings.

i. Revenue Recognition and Deferred Revenue

Revenue includes the following: The retail and wholesale of the Company’s voice activated products. The Company recognizes revenue when a sale is completed.

j. Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS:

In April 2002, the Financial Accounting Standards Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). Among other things, SFAS 145 eliminates the requirement that gains and losses from the extinguishments of debt be classified as extraordinary items. SFAS 145 is effective for fiscal years beginning after May 15, 2002, with early adoption permitted. The adoption of SFAS 145 did not have a material effect on the Company’s financial statements.

In June 2002, the Financial Accounting Standards Board issued SFAS No. 146. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of SFAS 146 did not have an effect on the Company’s financial statements.

In October 2002, the Financial Accounting Standards Board issued SFAS No. 147, “Acquisitions of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 144 and FASB interpretation No. 9”. SFAS 147 removes acquisitions of financial institutions from the scope of both Statement 72 and interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142 Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor and borrower relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long-lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption of SFAS 147 did not have an effect on the Company’s financial statements.

E1-8

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (SFAS 148). SFAS 148 amends SFAS No. 123 “Accounting for Stock-Based compensation” (SFAS 123), to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002.

NOTE 3. PROPERTY & EQUIPMENT

Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives ranging from 27.5 years for commercial rental properties, 5 years for tenant improvements, and 5 - 7 years on furniture and equipment.

	September 30,	September 30,
	2004

Office equipment	$47,673	$47,673
Equipment	116,875	116,875
Computer	51,559	51,559

	$216,107	$216,107
Less Accumulated Depreciation	(158,157)	(131,707)

Net Property and Equipment	$57,951	$84,400

The Company’s intangible assets consist principally of patents and license fees and are carried at cost less accumulated amortization. Costs are amortized on an accelerated basis over a period of 15 years. Depreciation and amortization expense for the years ended September 30, 2004 and 2003 were $51,062 and $63,715, respectively.

NOTE 4. INVENTORY

The Company’s inventory at September 30 was:

	September 30,	September 30,
	2004	2003

Total Inventory	$128,405	$281,521

E1-9

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 5. COMMITMENTS AND CONTINGENCIES

On April 1, 2000, the Company began leasing real property in Poway, California. The operating lease is for a period of five years with one three-year renewal option. At September 30, 2004, minimum annual rental commitments under this non-cancelable lease were as follows:

Year Ending

2002	51,948
2003	54,030
2004	56,190
2005	28,644

NOTE 6. RELATED PARTY TRANSACTION

Loan payable stockholder:

From inception through 2004, funds were advanced from a major stockholder to finance the cost of operations. Effective October 29, 1999, a note was generated for the amount of $725,000 plus interest at 7.75%, to be paid in monthly installments over a period of ten years. As of September 30, 2004 the balance due on this note is $675,955. Due to the Company’s financial limitations the stockholder agreed to not accrue interest on the outstanding note effective October 1, 2001.

NOTE 7. LOANS PAYABLE

Loans payable as of September 30, 2004, consist of the following:

Unsecured promissory note of $204,250, that accrues
interest at 10% per annum.		$204,250

Unsecured promissory note of $24,200, that accrues
interest at 10% per annum		24,200

Unsecured promissory note of $32,500, that accrues
interest at 10% per annum		32,500

Unsecured promissory note of	$6,500, that accrues
interest at 10% per annum		6,500

Unsecured promissory note of $51,250, that accrues
interest at 10% per annum		51,2500

TOTALS		$318,700

E1-10

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 8. BASIC & DILUTED INCOME / (LOSS) PER COMMON SHARE

Basic gain (loss) per common share has been calculated based on the weighted average number of shares of common stock outstanding during the period. Diluted gain (loss) per common share is calculated based on the weighted average number of shares of common, preferred stock, and stock options outstanding during the period. The variance between basic and diluted weighted average is the addition of preferred stock and stock options in the calculation of diluted weighted average per share. As of September 30, 2004, their has been no need to calculate diluted income / (loss) per share.

	September 30,	September 30,
	2004	2003

Net income (loss) from operations	(468,013)	(169,189)

Basic income / (loss) per share	$(0.06)	$(0.02)

Weighed average number of shares outstanding	8,351,165	8,341,921

NOTE 9. INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

At September 30, 2004 the Company has significant operating and capital losses carryfoward. The tax benefits resulting for the purposes have been estimated as follows:

September 30, 2004

Beg. Retained Earnings (Deficit)	$(4,262,421)
Net Income (Loss) for Year ended 9/30/04	(468,013)
Ending Retained Earnings (Deficit)	$(4,730,434)

Gross income tax benefit	$1,608,348
Valuation allowance	(1,608,348)

Net income tax benefit	$-

The net operating loss expires twenty years from the date the loss was incurred. The retained earning balance includes accumulated comprehensive income (loss). In accordance with SFAS 109 paragraph 18 the Company has reduced its deferred tax benefit asset by a valuation allowance due to negative evidence that has caused the Company to feel it is more likely than not that some portion or all of the deferred tax asset will not be realized. No portion of the valuation allowance will be allocated to reduce goodwill or other non-current intangible asset of an acquired entity. There are no temporary differences or carryforward tax effects that would significantly affect the Company’s deferred tax asset. Utilization of the net operating losses and credit carryforwards may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and credits before utilization. None of the valuation allowance recognized was allocated to reduce goodwill or other non-current intangible assets of an acquired entity or directly to contributed capital.

E1-11

VOS SYSTEMS, INC.

     Notes to Financial Statements As of September 30, 2004 and 2003

NOTE 10. STOCK TRANSACTIONS

Transactions, other than employees’ stock issuance, are in accordance with paragraph 8 of SFAS 123. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with paragraphs (16-44) of SFAS 123. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable.

On September 30, 2002 the Company issued 342,500 shares of common stock to settle outstanding debt.

On September 30, 2002 the Company issued 335,671 shares of common stock for employee compensation valued at $0.001 per share.

On September 24, 2004 the Company issued 483,333 shares of common stock for cash valued at $0.30 per share.

As of September 30, 2004 the Company had 8,825,254 shares of common stock issued and outstanding.

NOTE 11. STOCKHOLDERS’ EQUITY

The stockholders’ equity section of the Company contains the following classes of capital stock as of September 30, 2004:

Preferred stock, nonvoting, $1.00 par value; 1,000,000 shares authorized: -0- shares issued and outstanding.

Common stock, $0.001 par value; 50,000,000 shares authorized: 8,825,254 shares issued and outstanding.

NOTE 12. ISSUANCE OF SHARES FOR SERVICES – STOCK OPTIONS

The company has a nonqualified stock option plan, which provides for the granting of options to key employees, consultants, and nonemployee’s directors of the Company. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable. The Company has elected to account for the stock option plan in accordance with paragraph 30 of SFAS 123 where the compensation to employees should be recognized over the period(s) in which the related employee services are rendered. In accordance with paragraph 19 of SFAS 123 the fair value of a stock option granted is estimated using an option-pricing model.

As of September 30, 2004 all stock options had been converted into common stock.

E1-12

EXHIBIT 2

1st NET TECHNOLOGIES, INC. FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

PAGE

INTRODUCTION	E2-1

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET	E2-2

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS	E2-3

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS	E2-4

1st NET TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Financial Statements

INTRODUCTION

The following unaudited pro forma condensed financial statements give effect to the proposed merger of VOS Systems, Inc. (“VOS”) and 1st Net Technologies, Inc. (“1st Net”) for the period ended December 31, 2004.

The unaudited pro forma condensed balance sheet is presented as if the transaction was consummated at the end of the period presented.

The unaudited pro forma condensed statement of operations is presented as if the transaction was consummated at the beginning of the periods presented.

The unaudited pro forma condensed financial statements should be read in conjunction with the accompanying notes and the separate audited financial statements and notes thereto of each of the companies included in the pro forma as of the balance sheet date and their respective year-ends; December 31, 2004 (1st Net) and September 30, 2004 (VOS).

The unaudited pro forma condensed statement of operations may not be indicative of the results that actually would have occurred if the transaction had been effective on the dates indicated nor are they results that may be obtained in the future.

E2-1

1st NET TECHNOLOGIES, INC.

Unaudited Pro Forma Condensed Balance Sheet

ASSETS

					Unaudited
	Historical				Pro Forma
	December 31, 2004			Pro Forma	December 31,

	1st Net	VOS		Adjustments	2004

CURRENT ASSETS
Cash	$12,800	$4,279		$-	$17,079
Accounts Receivable	-	88,107		-	88,107
Marketable Securities	378	-		-	378
Inventory	-	98,048		-	98,048

TOTAL CURRENT ASSETS	13,178	190,434		-	203,612
PROPERTY AND EQUIPMENT, NET	-	150,133		-	150,133
INTANGIBLE ASSETS, NET	-	104,019		-	104,019
DEPOSITS	-	13,377		-	13,377

TOTAL ASSETS	$13,178	$457,963		$-	$471,141

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	$61,319	$161,939		$-	$223,258
Indebtedness to Related Parties	8,000	-		-	8,000
Loans Payable	-	318,700		-	318,700
Lease Obligations	49,039	-		-	49,039
Accrued Payroll Taxes	40,000	-		-	40,000
Other Current Liabilities	-	305		-	305

TOTAL CURRENT LIABILITIES	158,358	480,944		-	639,302

LONG-TERM LIABILITIES
Stockholder Loan	-	675,955		-	675,955

TOTAL LIABILITIES	158,358	1,156,899		-	1,315,257

STOCKHOLDERS’ EQUITY
Preferred Stock	-	-		-	-
Common Stock	6,395	97,326	(A)	(61,276)	42,445
Additional Paid-In Capital	6,192,941	4,157,098	(A)	(6,283,240)	4,066,799
Retained Deficit	(6,265,628)	(4,953,360)	(A)	6,265,628	(4,953,360)
Accumulated Other Comprehensive Income	(78,888)	-	(A)	(78,888)	-

TOTAL STOCKHOLDERS’ EQUITY	(145,180)	(698,936)		-	(844,116)

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$13,178	$457,963		$-	$471,141

See notes to unaudited pro forma condensed financial statements.

E2-2

1st NET TECHNOLOGIES, INC.
Unaudited Pro Forma Condensed Statement of Operations
1st Net Technologies, Inc. for the year ended December 31, 2004
VOS Systems, Inc. for the year ended September 30, 2004
			Pro Forma		Unaudited
	1st Net	VOS	Adjustments		Pro Forma

REVENUE	$-	$332,415		$-	$332,415
COST OF REVENUE	-	247,272		-	247,272

GROSS PROFIT	-	85,143		-	85,143

OPERATING EXPENSES
General and Administrative	25,332	486,043		-	511,375
Depreciation and Amortization	-	51,062		-	51,062
Bad Debt Expense	-	10,684		-	10,684

TOTAL OPERATING EXPENSES	25,332	547,789		-	573,121

OPERATING LOSS	(25,332)	(462,646)		-	(487,978)

OTHER INCOME (EXPENSE)
Realized Gain on Sale of Investments	12,431	-		-	12,431
Installment Sales	28,546	-		-	28,546
Gain on Debt Restructure	23,247	-		-	23,247
Interest Expense	-	(5,367)		-	(5,367)
Impairment of Idle Assets	(1,701)	-		-	(1,701)
Other Income	1,093	-		-	1,093

TOTAL OTHER INCOME (EXPENSE)	63,616	(5,367)		-	58,249

NET INCOME (LOSS)	$38,284	$(468,013)		$-	$(429,729)

Net Income (loss) per Common Share	$0.01	$(0.02)		$-	$(0.01)

Weighted Average
Common Shares Outstanding	6,395,357	26,475,762	(B)	9,574,238	42,445,357

See notes to unaudited pro forma condensed financial statements.

E2-3

1st NET TECHNOLOGIES, INC.

Notes to Pro Forma Condensed Financial Statements

(Unaudited)

Reorganization

On August 30, 2004, 1st Net Technologies, Inc. (“1st Net”) entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., (“VOS”) a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with 1st Net, with the surviving entity adopting the name VOS Systems, Inc. In connection with the Agreement, 1st Net would acquire all of the issued and outstanding common shares of VOS in exchange for a maximum of 36,050,000 shares of 1st Net’s common stock. At the closing of the Agreement, the current shareholders of VOS would own approximately 85% of the outstanding common stock of 1st Net, resulting in a change in control.

This acquisition will be treated as a recapitalization of VOS, with 1st Net the legal surviving entity. Since 1st Net had, prior to the recapitalization, minimal assets and no operations, the recapitalization will be accounted for as the sale of 6,395,357 shares of VOS common stock for net liabilities of 1st Net. Costs of the transaction will be charged to the period in which they are incurred.

Pro Forma Adjustments

A.	To adjust the stockholders’ equity to reflect the recapitalization of VOS with 42,445,357 shares outstanding and the equity of 1st Net closed out into the additional paid-in capital of VOS following the transaction.

B.	To adjust the weighted average common shares outstanding to reflect the 42,445,357 shares outstanding following the transaction.

E2-4

U.S. Securities and Exchange Commission

Washington, D.C. 20594

FORM 10-KSB

AMENDMENT #1

(Mark One)

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: DECEMBER 31, 2004

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from:

Commission file number 0-27145

1st Net Technologies, Inc.

(Exact name of registrant as specified in its charter)

Colorado (State of incorporation or organization

33-0756798 (I.R.S. Employer Identification No.)

1869 W. Littleton Boulevard (Address of principal executive offices)

80120 (Zip Code)

Registrant’s telephone number: (303) 738-8994

Securities registered under Section 12(b) of the Exchange Act: None.

Securities registered under Section 12(g) of the Exchange Act:

6,395,357 shares of Common Stock, $.001 par value

Title of each class

Indicate whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ____

Indicate if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this Form, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

The issuer had no revenue for its most recent fiscal year.

The aggregate market value of the voting stock held by non-affiliates on March 31, 2005, calculated by taking the last sales price of the Company’s common stock ($.15 as quoted on March 31, 2005) was $851,528.55. The number of shares outstanding of the issuer’s common equity as of March 31, 2005 was 6,395,357.

Note: If determining whether a person is an affiliate will involve an unreasonable effort and expense, the issuer may calculate the aggregate market value of the common equity held by non-affiliates on the basis of reasonable assumptions, if the assumptions are stated.

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

State the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date.
6,395,357 common shares issued and outstanding as of March 31, 2005

Transitional Small Business Disclosure Format (check one): Yes
____
No X .

AMENDMENT INFORMATION

This amendment corrects the formatting of the Exhibit Table contained on page 16 for readability and the intended incorporation of exhibits by reference.

Additional information

Descriptions in this Report are qualified by reference to the contents of any contract, agreement or other documents and are not necessarily complete. Reference is made to each such contract, agreement or document filed as an exhibit to this Report, or previously filed by the Company pursuant to regulations of the Securities and Exchange Commission (the “Commission”). (See “Item 13. Exhibits.”)

Reference in this document to “us”, “we”, “our”, “the Company”, or “the Registrant” refer to 1st Net Technologies, Inc.

Special Note Regarding Forward Looking Statements

Certain statements contained herein constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements include, without limitation, statements regarding the Company’s plan of business operations and related expenditures, potential contractual arrangements, anticipated revenues and related expenditures. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

PART I

ITEM 1. Description of Business

1st Net Technologies, Inc. (“we”, “us”, “our”, the "Company" or “1st Net”) had, prior to August 2001, primarily been in the Internet commerce and services business since its inception in 1997. In August 2001, the Company's Board of Directors decided to suspend its California operations and, subsequently, moved the Company’s headquarters to Colorado, its original state of incorporation. With the closing of its California operations, the Company currently maintains no business operations, other than to manage its remaining assets and liabilities. Since August 2001, the Company has been a shell company in search of a merger candidate. Recent operations have consisted of debt restructuring.

As of December 31, 2004, the Company continues to have discussions with its unsecured creditors to determine their willingness to negotiate their claims against the Company. The Company has a limited amount of capital from which to pay its remaining obligations. If the Company is unable to negotiate favorable and final terms with its remaining creditors, the Company may have to seek protection from its creditors through a Chapter 11 or Chapter 7 filing, at some point in the future. To date, no definitive decision has been made with regard to this course of action.

On August 30, 2004, we entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., (“VOS”) a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with 1st Net, with 1st Net adopting the name VOS Systems, Inc. In connection with the Agreement, we would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of our common stock. At the closing of the Agreement, the current shareholder of VOS would own approximately 85% of the outstanding common stock of 1st Net, resulting in a change in control. The Agreement had not closed as of the date of this report.

Our historical financial information contained in this Annual Report on Form 10-KSB is that of 1st Net Technologies, Inc. and its subsidiary corporation, SSP Management Corp., and is presented on a consolidated basis.

In January 1999, we acquired a 100 percent interest in SSP Management Corp., a Colorado corporation ("SSP"), from a private company that is considered a related party. SSP was wholly owned by Entrepreneur Investments, LLC ("EI") whose sole shareholder, James H. Watson, Jr., our current Chairman/President/CEO, was a member of 1st Net's Board of Directors at the time of acquisition. Through our acquisition of that company, we built several investment-oriented Internet Web sites and online newsletter publications. In December 1999, we made a strategic decision to divest ourselves of the SSP types of clients and services and, where applicable, to sell our information-based assets to companies whose long-term objective was to participate in that business. Accordingly, we completed the sale of some of our online newsletters to other unrelated companies in February and August 2000 and this subsidiary is no longer active in its former business.

At December 31, 2004, SSP and 1st Net Technologies continue to hold common stock in the following former clients:

Name of Company	Status	Owner	# of shares owned at 12/31/04

a) SureCare, Inc	Account	SSP	60,000 common
b) Zootech, Inc	Account	SSP	5,000 common
c) Lyon Capital Venture Corp.	Account	1st Net	33 common
d) Phelps Engineer	Account	1st Net	21,000 common
e) Uniprime Capital	Account	1st Net	20 common
f) Zootech, Inc	Account	1st Net	17,000 common
g) NOWAUTO, Inc	Account	1st Net	2 common

All the above securities trade on either the NASD’s Bulletin Board system or the “Pink Sheets.”

SALE OF INTERNET PORTALS

In December 1999, we made a strategic decision to divest ourselves of the types of clients serviced by our subsidiary SSP Management and, where applicable, sell our information-based assets to companies whose long-term objective is to participate in the investor information business.

On February 23, 2000, SSP sold certain related assets to MarketByte, LLC. ("MarketByte") in exchange for a note receivable totaling $200,000 and 10 percent of any future non-cash consideration received by Marketbyte in connection with the assets, through June 2, 2002. Under this Asset Purchase Agreement, in the event that the consideration received from Marketbyte through June 2, 2002 did not equal or exceed $750,000, Marketbyte would be required to pay the Company the difference between $750,000 and the consideration previously paid to the Company in connection with the original Asset Purchase Agreement. Subsequently, there have been two amendments to this Agreement. They are:

In October 2000, the Company agreed to amend its Agreement with MarketByte to read, "Upon expiration of the contract period of this Agreement, and should Seller (Company) not have received the total sum of Six Hundred Thousand Dollars ($600,000) in cash and market value securities received or excess thereof, Buyer (MarketByte) shall agree to renegotiate in order to make up the difference between those amounts received by Seller and Six Hundred Thousand Dollars and such shall become due and owing immediately upon such date and the conclusion of the aforementioned negotiation." In consideration for agreeing to reduce the total value of the agreement by $150,000, the Company received from Buyer 50,000 shares of marketable securities, which were valued at $3.00 per share.

In December 2001, the Company again agreed to amend the MarketByte Agreement. This amendment states that “By mutual agreement Buyer and Seller do hereby agree to extend the payment period of such non-cash consideration as follows: a) MarketByte shall continue to pay 10 percent of any/all non-cash consideration (i.e. securities) it receives during its normal course of business until such time as the full amount owed has been received by Seller, with no specified time limit,” and, “the parties also agree that as of the executed date of this Supplement the total amount of non-cash consideration due to the Seller is $370,886.25, which is figured by subtracting the amounts already paid by Buyer to date…minus the original amount owed of $400,000.”

At December 31, 2004, MarketByte owed the Company $289,109 in other non-cash consideration. Due to the uncertainty related to the collection of the “other consideration”, no receivable has been recorded and any collections are recorded as income when received.

In August 2000, our two remaining newsletter publications and their respective databases were sold to a different unaffiliated party, Millennium Financial Publishing, LLC. (“MFP”) for an aggregate of $115,000 in cash and promissory notes for the remainder of the $1.5 million aggregate purchase price. Subsequent to the close of those agreements, MFP made payments to the Company totaling $50,000 before becoming in default on those Agreements. During the second quarter of 2001, the Company filed suit against MFP in District Court, Arapahoe County, Colorado for breach of contract and failure to pay under the promissory notes executed by the companies. On or about February 28, 2002, the Company decided to settle its suit with MFP in consideration of them paying us $2,500 in cash and $5,000 in marketable securities, as well as returning to the Company the non-exclusive rights to the databases and the exclusive rights to the other properties sold. MFP has not chosen not to honor the stipulations of this settlement as of December 31, 2004.

EMPLOYEES

As of December 31, 2004, the Company had no employees other than our President/CEO Mr. Watson. Mr. Watson currently receives no compensation for his services, other than reimbursements for expenses incurred on behalf of the Company.

ITEM 2. Description of Property

The Company maintains its executive offices at 1869 W. Littleton Blvd., Littleton, Colorado 80120. The Company paid $1,500 and $1,000 in rent for its office space during the years ended December 31, 2004 and 2003.

ITEM 3. Legal Proceedings

As described toward the end of Item 1 above, we decided to settle our pending litigation against Millennium Financial Publishing, LLC ("MFP") in February 2002 for total consideration of $7,500 and the return of the non-exclusive rights to the databases and the exclusive rights to the other properties originally sold. MFP has so far chosen not to honor the stipulations of this settlement and thus no compensation has been received by the Company as a result of this action. The Company has chosen, at this time, not to expend the resources necessary to pursue this action, although we may pursue this suit in the future.

The Company was a party to the following lawsuit during the years ended December 31, 2004 and 2003:

     In October, 2002, the Company entered into a representation agreement with the Law Office of Roy R. Withers, of San Diego, California, to represent the Company in a civil action against Mitchell & Shea, attorneys at law, for misuse of name and related damages. This action stemmed from the dismissal of the Company pursuant to a 2002 lawsuit, whereby the Company was seeking to recoup the fees and expenses it had to expend to defend itself in that suit. During January 2004, the parties settled the action and the Company received net proceeds of $1,093, after deducting costs incurred to obtain the settlement.

ITEM 4. Submission of Matters to a Vote of Security Holders

We have not held any meetings where a vote on any matters by the shareholders occurred during the reporting period. The Company is preparing for a shareholders meeting upon clearing comment on the associated materials required for distribution to the shareholders.

PART II

ITEM 5. Market for Common Equity and Related Shareholder Matters

Our common stock trades on the NASD’s Bulletin Board system under the symbol “FNTT.OB”. Although an active trading market for our Common Stock has at times existed in the past, currently our shares are only sporadically traded. Consequently, no meaningful market information is currently available.

To date, we have paid no dividends and do not anticipate paying dividends until we receive revenues in an amount which management determines to be sufficient.

The number of shareholders of record of the Company's $.001 par value Common Stock at December 31, 2004, was approximately 203.

We did not issue or sell any shares of stock during the year ended December 31, 2004.

ITEM 6. Management's Discussion and Analysis or Plan of Operation

This discussion may contain forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in "Risks and Uncertainties" below. We undertake no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date hereof.

OVERVIEW

Prior to August 2001, the Company had primarily been in the Internet commerce and services business since its inception in 1997. During 2001, the Company's Board of Directors decided to suspend its California operations and, subsequently, moved the Company’s headquarters to Colorado, its state of incorporation. With the closing of its California operations, the Company maintains no current business operations, other than to manage its remaining assets and liabilities. The Company maintains one subsidiary corporation; SSP Management Corp. Our historical financial information contained in this Form 10-KSB is that of 1st Net Technologies, Inc. and SSP on a consolidated basis.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

During the year ended December 31, 2004, the Company recognized net income totaling $38,284 as compared to net income of $342,671 during the year ended December 31, 2003. The net income recognized in 2004 was related to the following changes in revenues and expenses:

Operating expenses

Operating expenses totaling $25,332 in 2004 increased $9,493 or 60 percent from $15,839 in 2003. The increase in operating expenses is due to the professional and administrative costs related to the VOS Agreement and Plan of Reorganization.

Other Income and Expense

December 31, 2004

During the year ended December 31, 2004, other income included gains from sale of marketable securities totaling $12,431 and proceeds from a lawsuit settled for $1,093 in January 2004 (see Item 3, Legal Proceedings). The $28,546 installment sale was related to collections of “other consideration” on the MarketByte receivable, which is recorded as a gain when the consideration is received. The gain on debt restructure resulted from the settlement of two account payables.

The Company incurred a $1,701 loss on impairment of its idle assets during 2004. The assets were subsequently sold for $299.

December 31, 2003

During the year ended December 31, 2003, other income includes an installment sale of $45,380, a $55,681 gain on the settlement of payables, the write-down of $98,791 in accruals, and a gain resulting form the change in an accounting estimate totaling $158,668. There were no amounts recognized for these types of gains during the year ended December 31, 2002. The $45,380 installment sale is related to collections of “other consideration” on the MarketByte receivable, which is recorded as a gain when consideration is received.

The Company’s management recorded a corporate restructuring liability at December 31, 2000 in the amount of $350,000. Management estimated the liability based on costs associated with employee reductions, relocation of the corporate headquarters and other expenses related to its plan to restructure and cease operations. The Company recognized liabilities totaling $191,332 during the years ended December 31, 2003, 2002 and 2001, which reduced the restructuring liability to $158,668. At December 31, 2003, management determined that it had over-estimated the original restructuring liability and revised its estimate, which reduced the liability to zero.

LIQUIDITY AND CAPITAL RESOURCES

To date, we have been funded through sale of equity securities received from services, advances and loans from related parties, sale of SSP’s operations, and proceeds from equity offerings. At December 31, 2004, the Company had cash and a net working capital deficit of $12,800 and $145,180, respectively. Our future source of capital will come from the remaining receivable from prior sales of SSP’s operations and disposal of equity securities held by the Company.

As of December 31, 2004, we had total assets of $13,178, all of which were current assets (cash and marketable securities). We had total liabilities (all current) of $158,358 as of December 31, 2004. We had an accumulated deficit of $6,265,628 and a shareholders’ deficit of $145,180 at December 31, 2004.

As of December 31, 2003, we had total assets of $21,782, including current assets of $19,282, investments of $500 and $2,000 in idle equipment. We had total liabilities (all current) of $205,419 as of December 31, 2003. We had an accumulated deficit of $6,303,912 and a shareholders’ deficit of $183,637 at December 31, 2003.

Net cash used in operations was $31,229 in 2004 consisting largely of the $38,284 of net income offset by the gain on sale of assets of $28,546, the gain on debt restructure of $23,247, realized gain on sale of marketable securities, and the increase in payables and accruals of $7,490. Cash provided by investing activities was $51,276 in 2004 related to $38,546 in proceeds from SSP’s MarketByte receivable, $12,431 from the sale of marketable securities, and $299 from the sale of idle assets. Cash used in financing activities was $16,324 in 2004 all related to the repayment of a related party promissory note.

Net cash used in operations was $50,674 in 2003 consisting the $342,671 of net income offset by the gain on sale of assets of $45,380, the gain on write-down of liabilities of $98,791, the gain on change in accounting estimate of 4158,668 and the increase in payables and accruals of $34,825. Cash provided by investing activities was $80,380 in 2003 all related to proceeds from SSP’s MarketByte receivable. Cash used in financing activities was $20,754 in 2003 all related to the repayment of promissory notes.

On a forward-looking basis, 1st Net and its 100 percent owned subsidiary SSP maintain only minimal holdings of marketable securities. It is impossible however to ascertain the actual amounts that will be eventually realized by the Company when these securities are sold. Management is not sure that proceeds from the sale of investments held in addition to cash payments to be received from the transactions described above, will be sufficient to make up projected shortfalls from the results of its operations through the next twelve months.

Prior to August 2001, the majority of our capital resources was expended: 1) on salaries and benefits to our employees, 2) to service our debt burden to vendors, and 3) to our professional consultants. Since September 2001, we have eliminated our employee burden completely. Today, our greatest needs for capital are to pay fees to our outside consultants, primarily legal and accounting, and to continue trying to service and restructure our debt burden with past vendors.

Our main source of capital is our Asset Purchase and Loan Agreement with MarketByte, LLC. Entered into during the first quarter of 2000, SSP concluded a sale of its newsletter OTCjournal.com for a $200,000 note receivable and 10 percent of the gross non-cash compensation the buyer realizes from the operation of OTCjournal.com. To date, there is $289,109 remaining to be paid to SSP from that contract. There can be no assurance that MarketByte can and will continue to honor its financial commitment under this Agreement.

On August 30, 2004, we entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., (“VOS”).

Result of the Transaction with VOS Systems, Inc. if approved by the shareholders

Upon completion of the reorganization agreement by and between 1st Net Technologies, Inc. and VOS Systems, Inc., the strategic direction and business plans of VOS Systems, Inc. will be adopted. Such strategies and plans are expected to include new product development, the enhancement of existing technologies, and the definition of specific applications for such products and technologies, and the expansion of business-to-business (wholesale) applications.

Management is not aware of any required state or federal regulatory requirements that must be complied with or approvals obtained to complete this reorganization with VOS Systems, Inc.

Management has not obtained any appraisals or expert opinions related to this reorganization with VOS systems, Inc. Factors management has considered when evaluating the terms of the reorganization with VOS Systems, Inc. include but are not limited to: The lack of business activities, market activity, business prospects and the potential liabilities of 1st Net Technologies, Inc. Additionally, VOS Systems, Inc. has a qualified and active management team, intellectual property and potential for growth.

1st Net Technologies, Inc., VOS Systems, Inc. and their affiliates have had no prior contractual arrangements, relationships or engaged in other negotiations for the periods represented by the accompanying financial statements.

Terms of the Share Exchange

The Share Exchange in connection with the Agreement and Plan of Reorganization consists exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock. Upon completion of the share exchange with the current shareholders of VOS Systems, Inc. they would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc., resulting in a change in control. 1st Net Technologies, Inc. would own 100% of the outstanding common stock of VOS Systems, Inc. and hold VOS Systems, Inc., a California Corporation as a wholly owned subsidiary.

Change in Control of 1st Net Technologies

As of December 31, 2004, 1st net technologies had 6,395,357 shares of common stock outstanding. These shares are held by approximately 203 shareholders of record with the Company’s transfer agent.

Currently, our CEO James H. Watson is the only beneficial holder of our outstanding stock through his control of 11.23% of 1st Net’s outstanding common stock. The remaining 88% of the outstanding common stock is held in small concentrations by many stockholders.

If the reorganization with VOS Systems, Inc. is approved, up to 36,050,000 additional common shares will be issued to the 74 individual shareholders of VOS. Upon this issuance the current shareholders of VOS Systems, Inc. would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc.

The officers and directors of VOS Systems as a group would control over 33% of that outstanding and a single beneficial owner would control an additional 15% of the outstanding stock. This changes the current ownership by concentrating control of nearly half of the outstanding common stock of the company with six individuals.

Current 1st Net Shareholders would hold a minority position and due to the wide distribution of shares among those shareholders would likely not have substantial ability to choose future management of 1st Net Technologies, Inc. with their current holdings.

RISKS AND UNCERTAINTIES

The risks and uncertainties described below are those that we currently deem to be material and that we believe are specific to our Company. If any of these or other risks actually occurs, the trading price of our Common Stock could decline. We have a history of losses and absent the gains on the MarketByte agreement, the settlement of liabilities and the write-off of the liabilities reserve; we would have suffered a net losses in 2004 and 2003. Also, because we expect our operating losses to continue into the future, we may never be profitable. We had an accumulated deficit of $6,265,628 at December 31, 2004. We incurred net income of $38,284 and $342,671 for the years ended December 31, 2004 and 2003, respectively, due to the previously described non-operating gains. While we are unable to predict accurately our future operating expenses, we currently expect our operating expenses to remain low, as we attempt to close the Agreement and Plan of Reorganization with VOS. If we fail to close the VOS transaction or are unable to find a suitable business to acquire or combine with, we will not succeed. In addition, there is the potential that after a reorganization, profitable business operations could fail to develop with new management and any new business strategies.

We are also dependent upon the willingness of our sole officer to continue providing services without compensation as well as the liquidity and advances from the officer to maintain the Company in stasis with no firm commitments to continue.

We are much less likely to succeed than a business with an established operating history. You should consider an investment in our stock in light of the risks, uncertainties and difficulties frequently encountered by early-stage companies in new markets such as ours. We may not be able to successfully address any or all of these risks. Failure to adequately do so could cause our business, results of operations and financial condition to suffer.

If we have to go to court and litigate for any reason, it will be time consuming and expensive. Therefore, the threat of creditor lawsuits could adversely affect the Company’s ability as a going concern.

We are not sure of the scope or the impact on us of all of the laws, rules and regulations that are likely to affect our business in the future.

The securities industry in the United States is subject to extensive regulation under both federal and state laws. In addition, the Securities and Exchange Commission (the "Commission"), the NASD, various stock exchanges, and other regulatory bodies, such as state securities commissions, require strict compliance with their rules and regulations. As a matter of public policy, regulatory bodies are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of customers participating in those markets. Our failure to comply with any of these laws, rules or regulations could result in censure, fine, or the issuance of cease-and-desist orders, any of which could have a material adverse effect on our business, financial condition and operating results.

ITEM 7. Financial Statements

The Financial Statements are included on Pages F-1 through F-14.

ITEM 8. Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

There have been no disagreements between the Company and its independent accountants on any matter of accounting principles or practices or financial statement disclosure.

ITEM 8A. Controls and Procedures

We maintain a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report. As of December 31, 2004, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, management has evaluated the effectiveness of the design and operation of our disclosure controls and procedures. Based on that evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that our disclosure controls and procedures were effective in timely alerting them to required information to be included in our periodic filings with the Securities and Exchange Commission.

Changes in Internal Controls

There have been no changes in internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 8B. Other Information

No required disclosures.

PART III

ITEM 9. Directors, Executive Officers, Promoters and Control Persons;

Compliance with Section 16(a) of the Exchange Act

The Directors and Officers of the Company are as follows:

Name	Age	Positions and Offices Held

James H. Watson, Jr.	42	President, Chairman, Chief Executive
		Officer, Chief Financial Officer and Director

Daniel Nye	44	Director

There is no family relationship between any Director or Executive Officer of the Company.

The Company presently has no committees, which is why we do not have an Audit Committee Financial Expert.

Set forth below are the names of all Directors and Executive Officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the business experience of such persons during at least the last five years:

James H. Watson, Jr., 41, has served as our President since December 2000 and as our Chief Executive Officer and Chairman of our Board of Directors since June 30, 1999. He has been a member of our Board since 1997. Mr. Watson devotes between 30%-50% of his time to our business. Currently Mr. Watson is a founding member of The 4 Horsemen, LLC a private equity capital firm that consults with and invests in development stage companies. From 1996 – 2004, Mr. Watson was the Founder and General Managing Member of Entrepreneur Investments, LLC (EI), a private financial consulting and investment firm that specialized in the unique needs of development stage companies. From 1995 to 1996, he was a Founder and Chief Operating Member of N8 Concepts, LLC, a private company that specialized in sports-related trademark licensing and event management. Mr. Watson has served on various Boards in recent years including Probook, Inc., Nicklebys.com, Inc., Children’s Technology Group, Inc., and Mariah Communications. At present, Mr. Watson does not sit on any other Boards. Mr. Watson graduated from the University of Tennessee / Chattanooga in 1985 with a Bachelors degree in Political Science/Public Administration.

Daniel Nye, 43, has been the President of NYCON Resources Inc. since its inception in 1992. NYCON is a private corporation involved in natural resource exploration and investment, real estate investment, and securities speculation. Mr. Nye is responsible for identifying and structuring investment opportunities and strategic planning for NYCON. Mr. Nye received a BS degree in Aerospace Technology from Indiana State University.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics

The Company has always encouraged its employees, including officers and directors to conduct business in an honest and ethical manner. Additionally, it has always been the Company’s policy to comply with all applicable laws and provide accurate and timely disclosure. Despite the foregoing, we currently do not have a formal written code of ethics for either our directors or employees. We do not have a formal written code of ethics because we currently only have one employee, our president/CEO, who is employed on a part-time basis. Our president/CEO is held to the highest degree of ethical standards. Once we locate a suitable merger candidate, we will adopt a written code of ethics for all of our directors, executive officers and employees.

ITEM 10. Executive Compensation

COMPENSATION SUMMARY

The following table sets forth the annualized base salary that we paid to our Chief Executive Officer. Mr. James H. Watson became our CEO on June 29, 1999 and has not received any cash compensation since accepting the position. None of our other executives or directors has received compensation. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

Name and		Salary		Other
Principal Position	Year	Compensation	Bonus	Compensation

James H. Watson, Jr.	2004	$ -	$ -	$ -
President, CEO	2003	$ -	$ -	$ -

Notes:

As of December 31, 2004, we had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements, which provide compensation on the event of termination of employment or change in control of the Company.

We do not pay members of our Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

COMPENSATION OF DIRECTORS

There was no compensation paid to any directors of 1st Net.

EMPLOYMENT AGREEMENTS

Currently, no employment agreements exist with any officer or employee.

LONG-TERM INCENTIVE PLAN

None.

ITEM 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares outstanding) of 1st Net on December 31, 2004 (at which date there were 6,395,357 shares issued and outstanding), by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock and by each person known by us to be a director or nominee or executive officer owning a beneficial interest in our equity securities.

Name and Address of	Amount of	Percent of
Beneficial Owner(a)	Class (Shares)	Class	Title of Class

Entrepreneur Investments,
LLC (a)(b)	118,500	1.85%	Common Stock

JW Holdings Corp. (a)(b)	600,000	9.38%	Common Stock

All Officers and Directors
as a Group (One Person)	718,500	11.23%	Common Stock

(a) All entities or persons listed have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

(b) James H. Watson is the managing member of Entrepreneur Investments, LLC., and also the President and sole shareholder of JW Holdings Corp.

CHANGES IN CONTROL

On August 30, 2004, we entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., (“VOS”). The Agreement provides for the reorganization of VOS with 1st Net, with 1st Net adopting the name VOS Systems, Inc. In connection with the Agreement, we would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of our common stock. At the closing of the Agreement, the current shareholder of VOS would own approximately 85% of the outstanding common stock of 1st Net, resulting in a change in control. The Agreement had not closed as of the date of this report.

ITEM 12. Certain Relationships and Related Transactions

In prior years, the Company has borrowed funds from JW Holdings Corporation (“JW Holdings”), an affiliate under common control, for working capital. At December 31, 2002, the Company was indebted to JW Holdings in the amount of $45,078. The Company borrowed $-0- and $27,882 from JW Holdings and made payments of $16,342 and $48,636 during the years ended December 31, 2004 and 2003, respectively. Borrowings from JW Holdings are non-interest bearing unless so stated at the time funds are advanced. The Company owed JW Holdings $8,000 at December 31, 2004.

ITEM 13. Exhibits and Reports on Form 8-K

Reports on Form 8-K

During the fiscal year ending December 31, 2004 and through the date of filing of this Annual Report on Form 10-KSB; 1st Net Technologies, Inc. had filed the following Reports on Form 8-K with the Securities and Exchange Commission on the dates indicated:

February 24, 2005	re: Other Events; announcing postponement of upcoming shareholders’ meeting.
September 2, 2004	re: Other Events; acquisition of VOS Systems, Inc. (a California corporation).

Exhibits

1st Net Technologies, Inc. includes, by reference, the following exhibits:

Number	Description

2.0	Agreement and Plan of Reorganization, 1st Net Technologies, Inc. (a Colorado corporation)
and VOS Systems, Inc. (a California corporation), entered into on August 30, 2004, filed as Exhibit 2 to 1st Net Technologies, Inc.’s Report on Form 8-K filed with the
Securities and Exchange Commission on September 2, 2004.
3.1	Articles of Incorporation of 1st Net Technologies, Inc., as amended and restated, filed as Exhibit 3.1 to 1st Net Technologies, Inc.’s Registration Statement on Form 10SB,
as amended, filed with the Securities and Exchange Commission March 14, 2001.
3.2	Bylaws of 1st Net Technologies, Inc., as amended and restated, dated June 24, 1999, filed as Exhibit 3.1 to 1st Net Technologies, Inc.’s Registration Statement on Form 10SB,
as amended, filed with the Securities and Exchange Commission March 14, 2001.

1st Net Technologies, Inc. includes herewith the following exhibits:

Number	Description

31.1	Certification of Principal Executive Officer and Principal Accounting Officer
(Rule 13a-14(a)/15d-14(a))
32.1	Certification of Principal Executive Officer and Principal Accounting Officer
(18 U.S.C. 1350)

ITEM 14. Principal Accountant Fees and Services

1.  Audit and Audit-Related Fees

During the year ended December 31, 2004, the Company’s principal accountant billed $5,800 in fees that were directly associated with the preparation of annual audit reports and quarterly review reports.

During the year ended December 31, 2003, the Company’s principal accountant billed $6,700 in fees that were directly associated with the preparation of annual audit reports and quarterly review reports.

2.  Tax Fees

During the year ended December 31, 2004, the Company’s principal accountant billed $1,500 in fees that were directly associated with the preparation of tax filings.

During the year ended December 31, 2003, the Company’s principal accountant billed $-0- in fees that were directly associated with the preparation of tax filings.

3.  All Other Fees

The Company’s principal accountant did not bill any other fees during the years ended December 31, 2004 and 2003.

Audit Committee’s Pre-Approval Policies and Procedures

Due to the fact that 1st Net Technologies has only one active officer and two directors, the Company does not have an audit committee at this time.

Percentage of Hours Expended

All hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributable to work performed by persons that are the principal accountant’s full-time, permanent employees.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1st Net Technologies, Inc.

Dated: April 26, 2005

By:/s/ James H. Watson, Jr.

James H. Watson, Jr., Chief Executive Officer
Officer and Chief Financial Officer of
the Registrant

Pursuant to the requirements of the Security Exchange Act of 1934, as amended, this Report has been signed by the following persons in the capacities and on the dates indicated.

Dated: April 26, 2005

By:/s/ James H. Watson, Jr.

James H. Watson, Jr., Chief Executive Officer
Officer and Chief Financial Officer of
the Registrant

1ST NET TECHNOLOGIES, INC.
Index to Consolidated Financial Statements
Page

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheet at December 31, 2004	F-3

Consolidated Statements of Operations for the years ended
December 31, 2004 and 2003	F-4

Consolidated Statement of Changes in Shareholders' Deficit
for the years ended December 31, 2004 and 2003	F-5

Consolidated Statements of Cash Flows for the years ended
December 31, 2004 and 2003	F-7

Notes to Consolidated Financial Statements	F-8

To the Board of Directors and Shareholders:
1st Net Technologies, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying consolidated balance sheet of 1st Net Technologies, Inc. (a Colorado corporation) and subsidiary, as of December 31, 2004 and the related consolidated statements of operations, changes in shareholders’ deficit and cash flows for the years ended December 31, 2004 and 2003. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of 1st Net Technologies, Inc., as of December 31, 2004 and the results of their operations and their cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in Note 2 to the consolidated financial statements, the Company has incurred net losses since inception and has a net capital deficit at December 31, 2004. These and other factors discussed in Note 2 to the consolidated financial statements raise a substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regard to those matters are also described in Note 2. The Company’s ability to achieve its plans with regard to those matters, which may be necessary to permit the realization of assets and satisfaction of liabilities in the ordinary course of business, is uncertain. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cordovano and Honeck LLP
Denver, Colorado
March 30, 2005

1ST NET TECHNOLOGIES, INC.
Consolidated Balance Sheet
December 31, 2004

Assets
Current assets:
Cash	$12,800
Marketable securities (Note 5)	378

$13,178
===========

Liabilities and Shareholders' Deficit
Current liabilities:
Accounts payable and accrued liabilities	$61,319
Indebtedness to related parties (Note 3)	8,000
Capital lease obligations (Note 1)	49,039
Accrued payroll taxes	40,000

Total current liabilities	158,358

Shareholders' deficit (Note 8):
Preferred stock, $.001 par value; 10,000,000 shares authorized,
-0- shares issued and outstanding	--
Common stock, $.001 par value; 40,000,000 shares authorized,
6,395,357 shares issued and outstanding	6,395
Additional paid-in capital	6,192,941
Retained deficit	(6,265,628)
Accumulated other comprehensive income:
Unrealized holding loss on marketable securities	(78,888)

Total shareholders' deficit	(145,180)

$13,178
===========

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statements of Operations
	For the Years Ended
	December 31,

	2004	2003

Costs and expenses:
General and administrative expenses	$25,332	$15,839

Loss from operations	(25,332)	(15,839)

Other income (expense):
Realized gain/(loss) on sale of investments (Note 5)	12,431	--
Interest expense	--	(10)
Installment sale (Note 4)	28,546	45,380
Gain on debt restructure (Note 1)	23,247	55,681
Impairment of idle assets (Note 6)	(1,701)	--
Other income (Notes 1 and 7)	1,093	257,459

Income before income taxes	38,284	342,671

Provision for income taxes (Note 9)	--	--

Net income	$38,284	$342,671
	===========	===========

Basic and diluted income per share	$0.01	$0.05
	===========	===========

Weighted average common shares outstanding	6,395,357	6,395,357
	===========	===========

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statement of Changes in Shareholders' Deficit
*** SPLIT TABLE - SEE BELOW ***

	Preferred Stock		Common Stock

	Shares	Par Value	Shares	Par Value

Balance at January 1, 2003	--	$ --	$6,395,357	$6,395

Capital contribution (Note 1)	--	--	--	--
Comprehensive loss:
Unrealized loss on investments
held for sale	--	--	--	--
Net income	--	--	--	--

Total comprehensive loss

Balance at December 31, 2003	--	--	6,395,357	6,395

Comprehensive loss:
Unrealized loss on investments
held for sale	--	--	--	--
Net income	--	--	--	--

Total comprehensive loss

Balance at December 31, 2004	--	$ --	6,395,357	$6,395
	=======	=======	===========	========

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statement of Changes in Shareholders' Deficit
(CONTINUED)
*** SPLIT TABLE - SEE ABOVE ***

			Other
			Comprehensive
			Income

Additional			Unrealized
Paid-in		Retained	Holding
Capital		Deficit	Loss	Total

Balance at January 1, 2003	$6,093,485	$(6,646,583)	$(56,675)	$603,378)

Capital contribution (Note 1)	99,456	--	--	99,456
Comprehensive loss:
Unrealized loss on investments
held for sale	--	--	(22,386)	(22,386)
Net income	--	342,671	--	342,671

Total comprehensive loss				320,285

Balance at December 31, 2003	6,192,941	(6,303,912)	(79,061)	(183,637)

Comprehensive loss:
Unrealized loss on investments
held for sale	--	--	173	173
Net income	--	38,284	--	38,284

Total comprehensive loss				38,457

Balance at December 31, 2004	$6,192,941	$(6,265,628)	$(78,888)	$(145,180)
===========		===========	===========	===========

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
	For the Years Ended
	December 31,

	2004	2003

Cash flows from operating activities:
Net income (loss)	$38,284	$342,671
Adjustments to reconcile net income (loss) to
net cash used by operating activities:
Gain on sale of assets	(28,546)	(45,380)
Asset impairment	1,701	--
Realized gain on sale of investments	(12,431)	--
Gain on debt restructure (Note 1)	(23,247)	(55,681)
Gain on write-off of liabilities (Note 1)	--	(98,791)
Gain on change in accounting estimate (Note 1)	--	(158,668)
Changes in current assets and liabilities:
Other assets	500	--
Accounts payable and accrued liabilities	(7,490)	(34,825)

Net cash used in
operating activities	(31,229)	(50,674)

Cash flows from investing activities:
Proceeds from receipt of note receivable\	38,546	80,380
Proceeds from sale of equipment	299	--
Proceeds from sale of marketable securities, net	12,431	--

Net cash provided by
investing activities	51,276	80,380

Cash flows from financing activities:
Repayment of notes payable	--	--
Proceeds from related party loans (Note 3)	--	27,882
Repayment of related party loans (Note 3)	(16,324)	(48,636)

Net cash used in
financing activities	(16,324)	(20,754)

Net change in cash	3,723	8,952

Cash, beginning of period	9,077	125

Cash, end of period	$12,800	$9,077
	=========	=========

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$ --	$ --
	=========	=========
Income taxes	$ --	$ --
	=========	=========

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

1. Organization

1st Net Technologies, Inc. (the "Company" or "1st Net") was primarily in the Internet commerce and services business from its inception in 1997 through August 2001. The Company conducted its business operations through SSP Management Corp. ("SSP"), its wholly owned subsidiary. SSP provided Internet public relations and Internet newsletters and sold substantially all of its operations in 2000. At December 31, 2003, SSP remains wholly-owned by 1st Net. The Company ceased operations and moved its headquarters from San Diego, California to Denver, Colorado in August 2001. Since August 2001, the Company has been a shell company in search of a merger candidate. Recent operations have consisted of debt restructuring.

Debt restructurings and write-offs

During the years ended December 31, 2004 and 2003, the Company settled certain accounts payable balances for less than the carrying value. The resulting gains of $23,247 and $55,681, respectively, are included in the accompanying consolidated financial statements as "Gain on debt restructure".

The Company defaulted on certain equipment lease obligations during 2001. One lease was assumed from an affiliate that was the lessee. The affiliate subsequently dissolved its corporate existence. As a result, the Company wrote-off the $99,456 lease obligation and recorded a capital contribution during the year ended December 31, 2003. The Company remains liable for the remaining lease obligations which totaled $49,039 at December 31, 2004.

The Company relocated in August 2001 and defaulted on its office lease. Due to a change in ownership of the building where the office lease was located and the lack of contact with the landlord since 2001, management believes the probability of collection actions on the office lease is remote. Therefore, the Company wrote-off the $45,000 lease obligation during the year ended December 31, 2003.

During the year ended December 31, 2004, the Company adjusted its payroll tax accruals based on negotiations with the Internal Revenue Service. The Company reversed $53,791 of payroll tax accruals as a result of the adjustment.

Change in accounting estimate

The Company's management recorded a corporate restructuring liability at December 31, 2000 in the amount of $350,000. Management estimated the liability based on costs associated with employee reductions, relocation of the corporate headquarters and other expenses related to its plan to restructure and cease operations. The Company recognized liabilities totaling $191,332 during the years ended December 31, 2003, 2002 and 2001, which reduced the restructuring liability to $158,668. At December 31, 2003, management determined that it had over-estimated the original restructuring liability and revised its estimate, and reversed the remaining liability of $158,668.

Agreement and Plan of Reorganization

On August 30, 2004, the Company entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., ("VOS") a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with the Company, with the Company adopting the name VOS Systems, Inc. In connection with the Agreement, the Company would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of the Company's common stock. At the closing of the Agreement, the current shareholder of VOS would own approximately 85% of the outstanding common stock of the Company, resulting in a change in control. The Agreement had not closed as of the date of this report.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

2. Significant accounting policies

Going concern

The Company's financial statements have been prepared under the assumption it will continue as a going concern. Realization of the Company's assets in the accompanying financial statements is dependent upon the continued operation of the Company. The Company plans to remain a going concern through its Agreement and Plan of Reorganization with VOS. If the Company fails to close the agreement, it must raise additional funds by incurring new debt, raising new equity or liquidating investment securities in order to continue its limited operations. There is no assurance the Company will be successful in closing the VOS agreement or in acquiring the working capital necessary to continue as a going concern. The Company is operating through the forbearance of its creditors.

Principles of consolidation

The consolidated financial statements include the accounts of the Company and SSP. All significant intercompany accounts and transactions have been eliminated in consolidation. The accompanying financial statements have been prepared on a consolidated basis as if common control was established as of the inception of SSP.

Estimates and assumptions

The preparation of the financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at December 31, 2004.

Investments

Marketable securities are stated at market value as determined by the most recently traded price of the security at the balance sheet date. The Company's marketable securities have been classified as available-for-sale securities in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The unrealized gains and losses on available-for-sale securities are reported as a separate component of shareholders' equity, using the specific identification method.

Impairment and disposal of long-lived assets

The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell. An impairment was recorded on the Company's idle equipment during the year ended December 31, 2004 (see Note 6).

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

Fair value of financial instruments

The Company estimates that the carrying values of its monetary assets and liabilities approximate their fair values as of December 31, 2004 due to the short-term maturity of those instruments.

Comprehensive income

SFAS No. 130, Reporting Comprehensive Income, requires that all components of comprehensive income, including net income, be reported in the financial statements in the period in which they are recognized. Comprehensive income is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources. Net income and other comprehensive income, including unrealized gains and losses on investments held for sale, shall be reported net of their related tax effect, to arrive at comprehensive income.

Earnings per share

Earnings per share is computed in accordance with SFAS No. 128, Earnings Per Share and SEC Staff Accounting Bulletin (or SAB) No. 98. Under the provisions of SFAS No. 128, basic earnings per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing the net loss for the period by the weighted average number of common and common equivalent shares outstanding during the period.

Potentially dilutive securities include options and warrants that were excluded from basic and diluted earnings per share because of their anti-dilutive effect. Anti-dilutive securities outstanding totaled -0- and 625,000 at December 31,2004 and 2003, respectively.

Stock-based compensation

The Company accounts for compensation expense for its stock-based employee compensation plans using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". Under APB 25, compensation expense of fixed stock options is based on the difference, if any, on the date of the grant between the deemed fair value of the Company's stock and the exercise price of the option. Compensation expense is recognized on the date of grant or on the straight-line basis over the option-vesting period. The Company accounts for stock issued to nonemployees in accordance with the provisions of SFAS 123 and EITF Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services".

Pro forma information regarding the results of operations is determined as if the Company had accounted for its employee stock options using the fair-value method. The fair value of each option grant is estimated on the date of grant using the Black-Scholes method. The Company did not grant any stock-based awards during the years ended December 31, 2004 and 2003.

Reclassifications

Certain 2003 balances have been reclassified to conform with the 2004 presentation. These reclassifications have no effect on net income.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

Recent accounting pronouncements

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29." This Statement eliminates the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect application of SFAS No. 153 to have a material affect on its financial statements.

In December 2004, the FASB issued a revision to SFAS No. 123, "Share-Based Payment." This Statement supercedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and its related implementation guidance. It establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement No. 123 as originally issued and EITF Issue No. 96-18. This Statement is effective for public entities that file as small business issuers as of the beginning of the first fiscal period that begins after December 15, 2005. The Company has not yet determined the impact of SFAS No. 123 (revised) on its financial statements.

3. Related party transactions

In prior years, the Company has borrowed funds from an affiliate for working capital. At December 31, 2002, the Company was indebted to the affiliate in the amount of $45,078. The Company borrowed $-0- and $27,882 from the affiliate and made payments of $16,342 and $48,636 during the years ended December 31, 2004 and 2003, respectively. Borrowings from the affiliate are non-interest bearing unless so stated at the time funds are advanced. The Company owed the affiliate $8,000 at December 31, 2004.

4. Installment sale of Internet newsletter

On February 23, 2000, SSP sold an Internet newsletter published by the Company along with certain related assets to Marketbyte, L.L.C. ("Marketbyte") for a $200,000 promissory note and $400,000 in other future consideration. Other future consideration consisted of 10% of any future consideration received by Marketbyte in connection with the newsletter through June 2, 2002. Marketbyte has repaid $200,000 the promissory note and has paid $110,891 in other consideration through December 31, 2004. Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

5. Marketable securities

Marketable securities are stated at their fair value and consisted of the following at December 31, 2004:

		Unrealized	Unrealized	Fair
2004	Cost	Gain	Loss	Value

Equity Securities	$205	$173	$ --	$378

		Unrealized	Unrealized	Fair
2003	Cost	Gain	Loss	Value

Equity Securities	$22,591	$ --	$(22,386)	$205

The Company received net proceeds from sale of equity securities held in the amount of $12,431 and $-0- and realized a gain in the amount of $12,431 and $-0-, during the years ended December 31, 2004 and 2003 respectively. The Company recorded net accumulated comprehensive gains/(losses) on available-for-sale securities totaling $173 and $(22,386) during the years ended December 31, 2004 and 2003, respectively.

6. Sale of idle equipment

At December 31, 2003, the Company held idle computer equipment with a book value of $2,000. During April 2004, the Company sold the idle equipment for net proceeds of $299, after deducting costs to sell the equipment. The Company had previously recorded an asset impairment charge of $1,701 to reduce the book value of the idle equipment to its fair value as of March 31, 2004.

There was no depreciation expense recorded during the years ended December 31, 2004 and 2003.

7. Lawsuit settlement

In October, 2002, the Company entered into a representation agreement with the Law Office of Roy R. Withers, of San Diego, California, to represent the Company in a civil action against Mitchell & Shea, attorneys at law, for misuse of name and related damages. This action stemmed from the dismissal of the Company pursuant to a 2002 lawsuit, whereby the Company was seeking to recoup the fees and expenses it had to expend to defend itself in that suit. During January 2004, the parties settled the action and the Company received net proceeds of $1,093, after deducting costs incurred to obtain the settlement. The net proceeds are included in the accompanying condensed consolidated financial statements as "Other Income".

8. Shareholders' deficit

Preferred stock

The Board of Directors is authorized to issue shares of preferred stock in series and to fix the number of shares in such series as well as the designation, relative rights, powers, preferences, restrictions, and limitations of all such series. The Company had no preferred shares issued and outstanding at December 31, 2004.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

Common stock awards

The Company accounts for all stock awards under SFAS No. 123. However, as permitted by SFAS No. 123, the Company accounts for stock awards granted to employees and stock awards granted to nonemployees, in a different manner. Directors, acting in their capacity as directors, are considered employees.

The Company has elected to account for stock awards granted to employees under the "intrinsic value method" whereby no compensation expense is recorded if the award's price equals or exceeds the fair value of the underlying stock. The Company accounts for stock awards granted to consultants and other providers under the "fair value method" whereby compensation expense is recorded for the excess of the fair value of the award over the market price of the underlying stock.

Under SFAS No. 123, when the intrinsic value method is elected, compensation expense is also measured under the fair value method, but reported on a "pro forma" basis. The Company granted no stock awards during the years ended December 31, 2004 and 2003.

Following is a schedule of changes in the Company's outstanding stock awards for the years ended December 31, 2004 and 2003:

			Weighted	Weighted Avg
		Number	Avg	Remaining
Stock Awards	Number	Exercisable	Exercise Price	Life

Outstanding at January 1, 2003	625,000	625,000	$2.60	1 year
Granted	-	-	-	-
Exercised	-	-	-	-
Expired	-	-	-	-
Cancelled	-	-	-	-

Outstanding at December 31, 2003	625,000	625,000	$2.60	2 months
Granted	-	-	-	-
Exercised	-	-	-	-
Expired	(625,000)	(625,000)	-	-
Cancelled	-	-	-	-

Outstanding at December 31, 2004	-	-	-	-
=========

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

9. Income taxes

A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:

	2004	2003

Federal income tax rate	15.00%	34.00%
State income tax rate, net of Federal benefit	3.94%	3.06%
Net operating loss for which no tax benefit
is currently available	-18.94%	-37.06%

	0.00%	0.00%
	========	========

At December 31, 2004, deferred taxes consisted of a net tax asset of $2,093,504, due to operating loss carryforwards of $6,165,697, which was fully allowed for, in the valuation allowance of $2,093,504. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the years ended December 31, 2004 and 2003 totaled $(7,339) and $(163,834). Net operating loss carryforwards will expire through 2021.

The valuation allowance will be evaluated at each balance sheet date, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.